SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
Filed by the Registrant[X]

Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

[ X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-12

NOBILIS HEALTH CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________

(2)	Aggregate number of securities to which transaction applies: ____________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 ___________________________(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction: __________________________________

(5)	Total fee paid: ______________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: ____________________________________________________________

(2)	Form, Schedule or Registration Statement No.: __________________________________________

(3)	Filing Party: ______________________________________________________________________

(4)	Date Filed: _______________________________________________________________________

NOBILIS HEALTH CORP.
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
and
PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
To be held on
June 28, 2018

NOBILIS HEALTH CORP.

April 30, 2018

Dear Shareholders:
It is my pleasure to invite you to the annual general and special meeting (the “Meeting”) of Nobilis Health Corp. (“Nobilis” or the “Company”) to be held at Nobilis’ corporate office at 11700 Katy Freeway, Houston, Texas 77079, on June 28, 2018 at 10:00 a.m. local time.
The items of business to be considered and voted upon at this Meeting are described in the Notice of Annual General and Special Meeting of Shareholders and the accompanying Proxy Statement and Management Information Circular.
You can find further information concerning Nobilis on our website: www.nobilishealth.com. We encourage you to visit our website before attending the Meeting.
Your participation at this Meeting is important. We encourage you to exercise your right to vote, which can easily be done by following the instructions provided in the Proxy Statement and Management Information Circular and Form of Proxy.
I will provide a report on the Company’s affairs. You will also have the opportunity to ask questions and to meet a representative from the Company’s independent registered public accounting firm, Crowe Horwath LLP.
We look forward to seeing you on June 28, 2018.

Yours very truly,

/s/ Harry Fleming

Harry Fleming
Chairman of the Board
Nobilis Health Corp.

Nobilis Health Corp.
Important Notice Regarding the
Annual General and Special Meeting of Shareholders to be held on June 28, 2018
NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the “Meeting”) of the common shareholders (“Shareholders”) of Nobilis Health Corp. (the “Company”) will be held at the Company’s corporate office at 11700 Katy Freeway, Houston, Texas 77079, on June 28, 2018, at 10:00 a.m. local time, for the following purposes, namely:

(a)	to receive the consolidated financial statements of the Company for the year ended December 31, 2017, together with the report of the auditors thereon;

(b)	to appoint Crowe Horwath LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to determine the remuneration to be paid to the auditor;

(c)	to set the number of directors at five (5) for the ensuing year;

(d)	to elect directors for the ensuing year;

(e)
to consider, and if thought fit, approve the ordinary resolution, as more particularly set forth in the accompanying Management Information Circular, relating to the approval of the administrative changes and grant of unallocated options under the Second Amended Stock Option Plan;

(f)	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
This notice is accompanied by a form of proxy/voting instruction form, a supplemental mailing return list card and a proxy statement and management information circular dated April 30, 2018 (the “Circular”). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and in the accompanying proxy card, which provides information relating to the matters to be dealt with at the Meeting.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
How to Vote
A proxy form is enclosed herewith. Registered Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed proxy form to AST Trust Company (Canada) by, (i) mail to: AST Trust Company (Canada) , Attention: Proxy Department, P.O. Box 721, Agincourt, Ontario, M1S 0A1, (ii) by fax to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or (iii) email a scanned copy to proxyvote@astfinancial.com. Completed proxies may be delivered at any time up to 10:00 a.m. (Houston time) on June 26, 2018, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjournment or postponed Meeting or (ii) with the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment or postponement thereof; or (b) in any other manner permitted by law.
Non-registered Shareholders receiving these materials through their broker or other intermediary should complete and return the voting instruction form provided to them by their broker or other intermediary in accordance with the instructions provided therein, or otherwise follow the instructions provided by their broker or other intermediary.
Vote In Person: Many Shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. The Circular contains instructions on how to vote your shares in person.
The board of directors of the Company has fixed the close of business on May 10, 2018 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting, and any adjournment or postponement thereof.

Whether or not you expect to attend the Meeting, please exercise your right to vote by completing and returning the form of proxy or voting instructions form in accordance with the instructions set forth in the Circular. If you execute the form of proxy or voting instructions form you may still attend the Meeting. Please review the Circular prior to voting.
DATED at Houston, Texas this 30th day of April, 2018.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harry Fleming
Harry Fleming
Chairman of the Board

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
EXPLANATORY NOTE
We are an "emerging growth company" under applicable U.S. federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement and Management Information Circular the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (or the JOBS Act) including the compensation disclosures required of a "smaller reporting company," as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (or the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We expect to remain an "emerging growth company" for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our Common Stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (3) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period.
General Information
The information contained in this proxy statement and management information circular (this “Circular”) is presented as of April 30, 2018, unless otherwise indicated herein, and is furnished in connection with the solicitation of proxies by or on behalf of management of Nobilis Health Corp. (the “Company” or “Nobilis”) for use at the annual meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares in the capital of the Company (the “Common Shares”) to be held at Nobilis’ corporate office at 11700 Katy Freeway, Suite 300, Houston, Texas 77079, on June 28, 2018 at 10:00 a.m. local time. In this document, “you” and “your” refer to the Shareholders, and “we”, “us” and “our” refer to the Company.
Who can vote?
Shareholders who are registered at the close of business on May 10, 2018 (the “record date”) will be entitled to vote at the meeting or at any adjournment or postponement thereof, either in person or by proxy. As at the date hereof, there are 78,183,802 Common Shares issued and outstanding. Each Common Share entitles the holder thereof to one (1) vote on all matters to be acted upon at the Meeting.
What information is in this proxy circular?
This Circular contains all the information we are required by law to provide to you as well as other information we believe you should know in order for you to make a well informed decision when you vote. Such information includes, but is not limited to, director personal information, director compensation, meeting information for the Company’s board of directors (the “Board”) and Board committees, our compensation philosophy, our performance, and our named executive officers’ compensation. All references to dollars and compensation amounts in this Circular are to U.S. dollars unless otherwise indicated.
What will I be voting on?
Shareholders will be voting to (i) appoint Crowe Horwath LLP (“Crowe”) as the auditors of the Company for the ensuing year (ii) set the number of directors at five (5), (iii) elect directors of the Company, and (iv) to consider, and if thought fit, approve the ordinary resolution, as more particularly set forth in the accompanying Management Information Circular, relating to the approval of the administrative changes and grant of unallocated options under the Second Amended Stock Option Plan.
How will these matters be decided at the Meeting?
All of the matters to be considered at the Meeting are to be approved by ordinary resolutions. Approval by ordinary resolution requires that a simple majority of the votes cast in respect of a resolution by or on behalf of the Shareholders present in person or represented by proxy at the Meeting be voted in favor of the resolution.
Who is soliciting my proxy?
The solicitation of proxies by this Circular is being made by or on behalf of the Board of the Company. Proxies will be solicited primarily by mail, but may also be solicited personally, by telephone, or by facsimile by the regular employees of the Company at nominal costs, which shall be borne by the Company.

Who may I call with questions?
If you have questions about the information contained in this Circular or require assistance in completing your form of proxy, please contact the Corporate Secretary of Nobilis at 713-355-8614 (which is not a toll free number) or by email at marreola@nobilishealth.com.
How can I contact the transfer agent?
You can contact the Company’s transfer agent by mail at AST Trust Company (Canada), 1 Toronto Street, Suite 1200, Toronto, ON M5C 2V6, by telephone at 1-800-387-0825 or outside Canada and U.S. 416-682-3860, by fax at 1-888-249-6189 or outside Canada and U.S. 514-985-8843or by e-mail at inquiries@astfinancial.com.
How do I vote?
If you are eligible to vote and your Common Shares are registered in your name, you can vote your Common Shares in person at the Meeting or by proxy as explained below. If your Common Shares are held in the name of a nominee, please see the instructions below under “How do I vote if I am a non-registered Shareholder.”
How do I vote if I am a registered Shareholder?
(a)          Voting in Person
You are a registered Shareholder if your name appears on your share certificate. If this is the case, you may attend and vote in person at the Meeting.
(b)          Voting by Proxy
As a registered Shareholder, you may also appoint someone else as your proxy holder to attend and vote at the Meeting by using the enclosed form of proxy. The persons currently named as proxies in such form of proxy are the Chief Financial Officer and the President of the Company. A Shareholder has the right to appoint a person or company (who need not be a Shareholder) other than the persons designated in the enclosed form of proxy to attend the Meeting and to vote and act for and on behalf of such Shareholder at the Meeting, and any adjournment or postponement thereof. Such right may be exercised by inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it to the offices of AST Trust Company (Canada) at the address and in the manner set forth in the accompanying Notice of Annual General and Special Meeting (the “Meeting Notice”).
How can I send in my form of proxy?
Registered Shareholders who cannot attend and vote at the Meeting are urged to complete, sign, date and return the enclosed proxy form in one of the manners set out in the form of proxy. Only persons that were Shareholders as at the close of business on the record date are entitled to attend and vote at, or appoint a proxy holder to attend and vote at the Meeting.
What is the deadline for receiving the form of proxy?
The deadline for receiving duly completed forms of proxy is 10:00 a.m. (Houston time) on June 26, 2018, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjourned or postponed Meeting.
How will my Common Shares be voted if I give my proxy?
Your Common Shares will be voted or withheld from voting in accordance with your instructions indicated in the proxy. If no instructions are indicated, the Common Shares represented by such proxy will be voted FOR or IN FAVOR of each matter identified in the Meeting Notice. The enclosed form of proxy confers discretionary authority upon the persons named in the form of proxy with respect to amendments to or variations of matters identified in the Meeting Notice and with respect to other matters, if any, which may properly come before the Meeting. As at the date of this Circular, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting, other than the matters referred to in the Meeting Notice. However, if any other matters which at present are not known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxy.
If I change my mind, how can I revoke my proxy?
If you are a Registered holder, you may revoke your proxy by: (a) submitting a new proxy to AST before 10:00 a.m. (Houston time) on June 26, 2018, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjournment or postponed Meeting or (b) by depositing an instrument in writing executed by such Shareholder or by such Shareholder’s attorney authorized in writing, or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized indicating the capacity under which such officer or attorney is signing (i) at the offices of AST Trust Company (Canada), by mail at Attention: Proxy

Department, P.O. Box 721, Agincourt, Ontario M1S 0A1 at any time up to 10:00 a.m. (Houston time) on June 26, 2018, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjournment or postponed Meeting or (ii) with the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment or postponement thereof or (c) in any other manner permitted by law.
If you are a Non-registered or Beneficial Owner, please contact your nominee for instructions on how to revoke your voting instructions.
How do I vote if I am a non-registered Shareholder?
Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. In many cases, however, Common Shares beneficially owned by a person (a “Non-Registered Holder”) are registered either:
(a) in the name of an intermediary such as a bank, trust company, securities dealer, trustee or administrator of self-administered RRSPs, RRIFs, RESPs and similar plans (each an “Intermediary”) that represents the Non-Registered Holder in respect of its Common Shares; or
(b) in the name of a depository (a “Depository”, such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.
In accordance with the requirements of National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company will have distributed copies of the Meeting Notice, the Circular, the form of proxy (collectively, the “Meeting Materials”) to the Intermediaries for onward distribution to Non-Registered Holders.
Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive such materials.
Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive the Meeting Materials will receive a package from their Intermediary containing either:
(a) a voting instruction form that must be properly completed and signed by the Non-Registered Holder and returned to the Intermediary in accordance with the instructions on the voting instruction form;
or, less typically,
(b) a form of proxy that has already been stamped or signed by the Intermediary that is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which otherwise has not been completed. In this case, the Non-Registered Holder who wishes to submit a proxy should properly complete the form of proxy and deposit it with AST Trust Company at the address set forth in the Meeting Notice.
The purpose of these procedures is to permit Non-Registered Holders to direct the voting of Common Shares that they beneficially own. Should a Non-Registered Holder, who receives either a voting instruction form or a form of proxy, wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries and service companies. If you are a Non-Registered Holder and have not received a package containing a form of proxy or voting instruction form, please contact your Intermediary. The Company does not intend to pay for Intermediaries to forward to objecting beneficial owners under NI 54-101 the Meeting Materials and Form 54-101F7 - Request for Voting Instructions Made by Intermediary. The objecting beneficial owners will not receive the Meeting Materials unless the objecting beneficial owner’s Intermediary assumes the cost of delivering the Meeting Materials.
A Non-Registered Holder may revoke a proxy or voting instruction form which has been given to an Intermediary by written notice to the Intermediary or by submitting a proxy or voting instruction form bearing a later date. In order to ensure that an Intermediary acts upon a revocation of a proxy or voting instruction form, the written notice should be received by the Intermediary well in advance of the Meeting.
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
To the knowledge of the Board, except as otherwise set out in the Circular, no director, officer or insider of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
The following table sets forth information regarding the beneficial ownership of our outstanding common shares on April 30, 2018, except as noted below, by (1) each person who is known by us to beneficially own, control or direct, directly or indirectly, more than 5% of our outstanding voting rights, (2) each director, nominee for director and named executive officer, and (3) all of our directors and executive officers as a group. To our knowledge, unless it is otherwise stated in the footnotes, each person listed below has sole voting and investment power with respect to his shares beneficially owned. For purposes of the tables below, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire on or within 60 days after April 30, 2018.

	Shares of Common Stock	Percentage of Class
Name and Address of Beneficial Owner (1)	Beneficially Owned	Beneficially Owned (2)
Donald Kramer (3)	18,025,282	23%
Directors and executive officers:
Harry Fleming (4)	3,162,955	4%
Steve Ozonian (5)	280,545	*
Michael Nichols (6)	145,000	*
Thomas Foster (7)	271,786	*
Neil Badlani, M.D. (8)	200,000
Susan Watt (9)	50,000
Kenneth Efird (10)	970,738	*
David Young (11)	126,670	*
Marcos Rodriguez (12)	97,254	*
Marissa Arreola (13)	233,338	*
Patrick Yoder (14)	341,672	*

All current executive officers and directors as a group (11 persons)	5,879,958	7%
* Less than 1%

(1)	Unless otherwise indicated, the address of all beneficial owners of our ordinary shares set forth above is 11700 Katy Freeway, Suite 300, Houston, Texas 77079.

(2)
Based on 78,183,802 common shares outstanding as of April 30, 2018. Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by our officers, directors and principal Shareholders and reporting forms, if any, filed with the SEC on behalf of such persons.

(3)
Includes 15,794,482 common shares held by Healthcare Ventures Ltd., 3330 Chevy Chase, Houston, Texas 77019. Dr. Kramer owns 100% of Healthcare Ventures Ltd. Includes 75,800 common shares that are held indirectly by Dr. Kramer through Donald Kramer Family, LLC, a company owned 50% by Dr. Kramer and 50% by Dr. Kramer’s spouse, Ilene T. Kramer. Includes 75,000 vested Options granted to Dr. Kramer pursuant to the Stock Option Plan.

(4)
Includes 300,000 vested Options and 50,000 Options that will vest by June 30, 2018 granted to Mr. Fleming pursuant to the Stock Option Plan. Includes 10,000 common shares held by Mr. Fleming’s adult sons. Mr. Fleming disclaims beneficial ownership of the securities held by his adult sons.

(5)	Includes 279,025 vested Options granted to Mr. Ozonian pursuant to the Stock Option Plan.

(6)	Includes 125,000 vested Options granted to Mr. Nichols pursuant to the Stock Option Plan.

(7)
Includes 150,000 vested Options granted to Mr. Foster pursuant to the Stock Option Plan. Includes 15,000 common shares held by the Thomas Orion Foster III Family Trust. Thomas Foster has voting and investment power over such common shares.

(8)	Includes 250,000 vested Options granted to Dr. Badlani pursuant to the Stock Option Plan.

(9)	Includes 50,000 vested Options granted to Ms. Watt pursuant to the Stock Option Plan.

(10)	Includes 400,005 vested Options and 66,666 Options that will vest by June 30, 2018 granted to Dr. Efird pursuant to the Stock Option Plan.

(11)	Includes 91,669 vested Options and 25,001 Options that will vest by June 30, 2018 granted to Mr. Young pursuant to the Stock Option Plan.

(12)	Includes 77,086 vested Options and 16,668 Options that will vest by June 30, 2018 granted to Mr. Rodriguez pursuant to the Stock Option Plan.

(13)	Includes 200,005 vested Options and 33,333 Options that will vest by June 30, 2018 granted to Ms. Arreola pursuant to the Stock Option Plan.

(14)	Includes 312,506 vested Options and 29,166 Options that will vest by June 30, 2018 granted to Mr. Yoder pursuant to the Stock Option Plan.
MATTERS TO BE CONSIDERED AT THE MEETING

1.	FINANCIAL STATEMENTS AND AUDITOR’S REPORT
Management, on behalf of the Board, will submit to the Shareholders at the Meeting the consolidated financial statements of the Company for the year ended December 31, 2017, and the report issued by Crowe Horwath LLP ("Crowe") (the “Auditor's Report”) thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken. The consolidated financial statements and Auditor’s Report will be presented at the Meeting and are available at www.sedar.com and at www.sec.gov.

2.	RE-APPOINTMENT OF AUDITOR
The Board and management propose that Crowe be re-appointed as auditors of the Company to hold office until the next annual meeting of Shareholders, and that the Board be authorized to determine the remuneration to be paid to the auditor.
Crowe was first appointed as the auditor of the Company effective September 2, 2015.
For the years ended December 31, 2017 and 2016, Crowe billed the fees set forth below:

	Year Ended	Year Ended
Fees	December 31, 2017	December 31, 2016
Audit Fees (1)	$727,465	$1,179,596
Audit-Related Fees (2)	444,831	272,838
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$1,172,296	$1,452,434

(1)
Audit Fees include fees billed for professional services rendered for the annual audit of our 2016 and 2017 consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports and other related services that are normally provided in connection with statutory and regulatory filings.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include audits of our benefit plan financial statements, due diligence in connection with mergers and acquisitions, attestation services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees were not billed or performed by Crowe in 2016 or 2017.

(4)	All Other Fees consist of bills for other services not included in the categories above.
Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant
Pursuant to the Company’s Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All of the engagements and fees for the fiscal year ended December 31, 2017 were pre-approved by the Audit Committee.

Management recommends that the Shareholders vote in favor of the re-appointment of Crowe as the Company's auditors for the ensuing year and grant the Board the authority to determine the remuneration to be paid to the auditor.
Unless a proxy specifies that the Common Shares it represents are to be withheld from voting in favor of the matter proposed above, the proxies named in the accompanying form of proxy intend to vote in favor of the re-appointment of Crowe as auditor of the Company.

3.	SETTING THE NUMBER OF DIRECTORS
At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, to pass an ordinary resolution to set the number of directors of the Board of Directors at five (5) for the ensuing year. The Board currently consists of six (6) directors.
Management recommends that the Shareholders vote in favor of setting the number of directors of the Board of Directors at five (5) for the ensuing year.
Unless a proxy specifies that the Common Shares it represents are to be withheld from voting in favor of the matter proposed above, the proxies named in the accompanying form of proxy intend to vote in favor of the proposal to set the number of directors of the Board at five (5).

4.	ELECTION OF DIRECTORS
The term of office of each director expires at the time of the Meeting unless successors are not elected, in which case the directors remain in office until their successors are elected or appointed in accordance with applicable law and the Company’s articles.
Management proposes to nominate, and the persons named in the accompanying form of proxy will vote for (in the absence of specifications or instructions to withhold from voting on the proxy), the election of the five persons whose names are set forth below, but will not vote for a greater number of persons than the number of nominees named in the form of proxy. Management does not contemplate that any of the nominees will be unable to serve as a director. If, as a result of circumstances not now contemplated, any nominee is unavailable to serve as a director, the proxy will be voted for the election of such other person or persons as management may select. Each director elected will hold office until the next annual meeting of Shareholders or until his respective successor is elected or appointed in accordance with applicable law and the Company’s articles.
The following table sets forth information with respect to each of the management nominees for director, including the a description of the experience, qualifications, attributes or skills that led our Board to the conclusion that such nominees should serve as members of the Board:

HARRY FLEMING
Mr. Fleming, age 59, was appointed to the Board and served as Chairman of the Board effective November 16, 2017. Mr. Fleming has served as our Chief Executive Officer since January 2016. He has been a member of our Board from 2010 until June 28, 2016. Mr. Fleming served as Executive Chairman of the Company from April 2015 to January 2016, President of the Company from July 2014 to April 2015 and also as Chief Financial Officer of the Company from March 2013 to July 2014. Mr. Fleming was previously Chief Executive Officer and Director for Acro Energy. Mr. Fleming has over 25 years of legal experience in corporate finance and securities law and has focused much of his career on emerging growth companies, mergers and acquisition, strategic business planning and alliances, and investor relations. His background includes venture capital representation, business strategy consulting, public company representation, mergers and acquisitions with high tech firms in Houston and Boston. He also has extensive experience with consolidating companies in the waste management industry. Having spent more than 20 years working at law firms in Houston and Boston, Mr. Fleming maintains the highest rating (AV) of U.S. attorneys by Martindale-Hubbell. He also acted as general counsel and chief financial officer for several companies with an emphasis on start-up and growth strategies. Mr. Fleming is admitted to practice law in the State of Texas and the Commonwealth of Massachusetts. He is also admitted to practice before the U.S. Supreme Court. Mr. Fleming received his MBA from Boston College in 1999, his Doctorate of Jurisprudence from the University of Houston in 1983 and his BA from the University of St. Thomas in 1980.

Houston, Texas
United States
Director since November 2017

Securities Owned
Common Shares	2,812,955(1)
Options	600,000

Board and Committees	2017 Attendance at Meetings
Board	0/9(2)

Other Public Board Directorships During Last Five Years	Other Board Committee Memberships of Public Entities
Nobilis Health Corp.	-
_________________________________
(1) Includes 10,000 common shares held by Mr. Fleming’s adult sons. Mr. Fleming disclaims beneficial ownership of the securities held by his adult sons.
(2) Mr. Fleming was appointed to the Board of Directors of Nobilis on November 16, 2017. While 9 board meetings were held during 2017, Mr. Fleming was not a board member during the meetings.

STEVE OZONIAN
Steve Ozonian, age 62, has been an independent member of our Board since April 2015. Mr. Ozonian serves as chair of the audit and compliance committees of the Board. Mr. Ozonian has served as Chief Real Estate Officer at Carrington Holding Company, a real estate and investment company, since 2011. Mr. Ozonian has served at other public companies such as Prudential as Chairman and Chief Executive Officer of its residential and corporate services companies and also as the Chief Executive Officer of Realtor.com and Real Estate.com all having Sarbanes-Oxley Act of 2002 and government regulatory obligations. Mr. Ozonian also served as the national executive for residential at Bank of America and the Chief Executive Officer at Global Mobility Solutions. Mr. Ozonian brings significant experience as an operations executive and advisor towards the use of the Internet and technology to generate customers and improve the user experience through transparency and empowerment. Mr. Ozonian serves as the lead director of Lending Tree and is a board member at Realty Mogul, Williston Financial Group and Realty Trac. Mr. Ozonian brings to our Board diverse executive and management experience as well as significant knowledge and experience in public company reporting and corporate governance, as well as expertise in financial analysis and reporting.

Laguna Beach, California
United States
Director since April 2015

Independent Director

Securities Owned

Common Shares	1,520
Stock Options	279,025

Board and Committees	2017 Attendance at Meetings
Board	9/9
Audit Committee	4/4
Compensation, Nominating and Corporate Governance Committee	0/0
Compliance Committee	4/4
Other Public Board Directorships During Last Five Years	Other Board Committee Memberships of Public Entities
Lending Tree, Inc.	Audit Committee (Lending Tree, Inc.)
Nominating Committee (Lending Tree, Inc.)
Executive Committee (Lending Tree, Inc.)

TOM FOSTER
Mr. Foster, age 78, has been a member of our Board since June 2016. Mr. Foster previously served on the Company’s Board of Directors from October 2010 to June 2013, and from July 2014 to April 2015. Mr. Foster also served as the Company’s Chief Financial Officer from February 2011 through March 2013. Mr. Foster practiced federal and cross-border taxation (international, state and local) for 30 years (through 1997) at Exxon, where he presented numerous tax presentations and meetings with various foreign governments (including China) on local and U.S. tax issues of concern to U.S. oil companies. He managed state income tax litigation (including various major Alaska tax cases). He coordinated industry efforts to challenge states' positions on various tax issues in state and federal courts, including the U.S. Supreme Court. Mr. Foster currently has a private law practice specializing in tax and restructuring. Mr. Foster received his LLM in taxation from New York University School of Law, his JD from Baylor University School of Law and his BBA from Baylor University School of Business. Mr. Foster is a CPA and admitted to practice law in the State of Texas. Mr. Foster’s previous experience on the Board and senior management team of our company, together with his extensive experience in law, tax and finance provide the Board with important and useful perspectives and bolster the Board’s overall skillset.

Houston, Texas
United States
Director since June 2016

Independent Director

Securities Owned

Common Shares	121,786
Options	150,000

Board and Committees	2017 Attendance at Meetings

Board	9/9
Audit Committee	2/4(1)
Other Public Board Directorships During Last Five Years	Other Board Committee Memberships of Public Entities
None
________________________________
(1) Mr. Foster joined the Audit Committee in June 2017. While four Audit Committee meetings were held during 2017, Mr. Foster was a member for two of those meetings.

NEIL BADLANI, M.D.
Neil Badlani, M.D., age 39, has been a member of our Board since June 2017. Dr. Badlani is a board-certified Orthopaedic Surgeon specializing in minimally invasive spine surgery. Dr. Badlani has been the Chief Medical Officer for the Company since March 2016 and served before that as the Vice President of Medical Affairs. Based in Houston, Dr. Badlani has been practicing cutting-edge techniques in treating spine, back and neck pain, as well as complicated spinal disorders in patients of all ages. His surgical emphasis is on minimally invasive techniques including laser and robotic surgery. Dr. Badlani is also an award-winning researcher having been recognized nationally by the American Academy of Sports Medicine and Western Orthopaedic Association and internationally by the Combined Orthopaedic Research Societies of the US, Canada, Japan and Europe for his work. He has presented his research both on orthopaedic surgery and economic aspects of medicine at national meetings including the American Academy of Orthopaedic Surgeons and the North American Spine Society. In recent years, Dr. Badlani has given several national presentations on the Economics of Outpatient Surgery using the Company's best practice techniques. He has written several papers and given presentations about orthopaedic hospitals, surgery centers and medical reimbursement issues and has written numerous book chapters about minimally invasive spine surgery. Dr. Badlani earned a B.A. in economics from the George Washington University, graduating Summa Cum Laude in only three years. He completed a dual MD/MBA program in just five years at the University of Pittsburgh. Dr. Badlani's orthopaedic surgery training was done at the University of California, San Diego, followed by fellowships in both adult and pediatric spine surgery at Rush University Medical Center in Chicago, IL.

Houston, Texas
United States
Director

Securities Owned

Common Shares	None
Options	250,000
Board and Committees	2017 Attendance at Meetings
Board	3/9(1)
Other Public Board Directorships During Last Five Years	Other Board Committee Memberships of Public Entities
None
(1) Dr. Badlani was elected to the Board of Directors of Nobilis in June 2017. While nine board meetings were held during 2017, Dr. Badlani was a board member for three of those meetings.

SUSAN WATT
Susan Watt, age 64, has been a member of our Board since January, 2018. Ms. Watt is an attorney licensed by the Ontario Bar Association since 1980. She is currently the Founder of The Peter Pan Foundation since December 2016, an organization set up with the goal of providing disadvantaged children with holiday memories. Ms. Watt has served in different capacities with the Government of Ontario, including Acting Director and Legal Director of the Office of the Public Complaints Commissioner, Acting Policy Complaints Commissioner, Legal Director, Counsel Race Relations and Policing Task Force and Lawyer, Ministry of the Solicitor General. Prior to working in the Government of Ontario, Ms. Watt served as Special Assistant to the Minister, Department of National Revenue. Ms. Watt obtained her Master of Laws from University of Cambridge in 1985, Bachelor of Laws from University of Ottawa in 1978, and Honours Bachelor of Arts from McGill University in 1975. Ms. Watt currently serves on the Board of Adoption Council of Ontario.

Toronto, Ontario
Canada
Director

Securities Owned

Common Shares	None
Options	50,000
Board and Committees	2017 Attendance at Meetings
Board	0/9(1)
Other Public Board Directorships During Last Five Years	Other Board Committee Memberships of Public Entities
None
(1) Ms. Watt was elected to the Board of Directors of Nobilis in January 2018. While nine board meetings were held during 2017, Ms. Watt was not a board member for those meetings.
Orders, Bankruptcies, Penalties, Sanctions or Legal Proceedings
As of the date of this Circular, none of the Company’s officers, directors or proposed directors is or has been, within 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any corporation (including the Company) that (a) was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “order”) that was issued while the relevant officer, director or proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an order that was issued after the relevant officer, director or proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
None of the Company’s officers, directors or proposed directors: (a) is as at the date of this Circular, or has been within 10 years before the date of this Circular, a director or executive officer of any corporation (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (b) has, within the 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or has a receiver, receiver manager or trustee appointed to hold its assets.
None of the Company’s officers, directors or proposed directors have been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
In addition, during the past ten years, no director, proposed director or executive officer of the Company has:

(a)
filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)	been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)
been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)
been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)
been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)
been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director, proposed director or officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.
Director Attendance
Each of our current directors attended at least seventy-five percent (75%) of the applicable Board and committee meetings in 2017.
Unless a proxy specifies that the Common Shares it represents are to be withheld from voting in favor of the candidates above, the proxies named in the accompanying form of proxy intend to vote in favor of each of the director nominees proposed above.

5.	APPROVAL OF ADMINISTRATIVE CHANGES AND UNALLOCATED OPTIONS UNDER THE SECOND AMENDED STOCK OPTION PLAN
At the Meeting, Shareholders will be asked to approve the administrative changes to Company’s stock option plan (“Stock Option Plan”), as last approved by the Shareholders on June 11, 2013, and to approve the unallocated options under the Stock Option Plan. For a description of the Stock Option Plan, see “SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS”.
As reported in an 8-K filed by the Company on December 20, 2017, the Company is applying to list on the Aequitas NEO (“NEO Exchange”). In accordance with the requirements of the NEO Exchange, approval of the unallocated options under the Stock Option Plan requires shareholder approval every three years.
The number of unallocated options is calculated by subtracting the number of outstanding options to acquire Common Shares at any given time from the number that represents 20% of the issued and outstanding Common Shares at the time. As of April 30, 2018, options to purchase 15,636,760 Common Shares (equal to approximately 20% of the outstanding Common Shares) were outstanding under the Option Plan, leaving unallocated options to purchase 6,407,735 Common Shares (equal to approximately 8% of the outstanding Common Shares) available for future grants.
Approval is being sought at the Meeting to approve the grant of unallocated options under the Stock Option Plan. If approval is obtained, the Company will not be required to seek further approval of the grant of unallocated options under the Stock Option Plan until June 28, 2021.
In accordance with the requirements of the NEO Exchange, approval of the unallocated options under the Option Plan requires shareholder approval every three years. Such shareholder approval must be obtained by a majority of the votes cast at a meeting of the Shareholders.
At the Meeting, the Shareholders will be asked to consider and if thought fit, approve an ordinary resolution approving the administrative changes and the unallocated options under the Company’s Stock Option Plan.

The text of the ordinary resolution which management intends to place before the Meeting for the approval of the administrative changes and unallocated options under the Option Plan is as follows:
“BE IT RESOLVED as an ordinary resolution of the Company that:

1.	all administrative changes to the Second Amended Stock Option Plan of the Company are hereby approved and authorized;

2.
all unallocated options under the Second Amended Stock Option Plan of the Company, as amended from time to time, are hereby approved and authorized, which approval shall be effective until June 28, 2021; and

3.
any one (or more) director or officer of the Company is, hereby authorized and directed, on behalf of the Company, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to this ordinary resolution.”

A copy of the Second Amended Stock Option Plan is attached to this Circular as Exhibit “A”.
Unless otherwise directed, it is the intention of the management proxy designees named in the accompanying form of proxy to vote proxies in favor of this ordinary resolution approving the administrative changes and unallocated options. In order for the resolution approving the administrative changes and unallocated options under the Company’s Stock Option Plan to be effective, it must be approved by a simple majority of the votes cast by holder of Common Shares present in person or represented by proxy and entitled to vote at the Meeting.

6.	OTHER BUSINESS
While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment(s) thereof, in accordance with the discretion of the persons authorized to act thereunder.
BOARD AND COMMITTEE MATTERS
BOARD OF DIRECTORS
Our Board is responsible for overseeing our affairs. Our Board may conduct its business through meetings and actions taken by written consent in lieu of meetings.
Role of our Board and Risk Oversight. Pursuant to our Articles, our business and affairs are managed under the direction of our Board. Our Board has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations. Members of our Board keep informed of our business by participating in meetings of our Board and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our executive officers.
In connection with their oversight of risk to our business, our Board and the Audit Committee consider feedback from our executives, including the CEO and CFO, concerning the risks related to our business, operations and strategies. The Audit Committee discusses and reviews policies with respect to our risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counter-party and credit risks, our capital availability and refinancing risks.
Our Board believes that its composition protects Shareholder interests and provides sufficient independent oversight of our business. A majority of our current directors are "independent" under NYSE AMERICAN standards, as more fully described elsewhere in this Circular. The independent directors intend to meet separately from management on at least a quarterly basis and are very active in the oversight of the Company. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of our executive officers and the selection and evaluation of directors.
Our Board believes that its majority independent composition, and the roles that our independent directors perform provide effective corporate governance at the board of director’s level and independent oversight of our Board. The current governance structure, when combined with the functioning of the independent director component of our Board and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.
Code of Conduct and Ethics

We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.nobilishealth.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Any waiver of the Code of Conduct and Ethics for our executive officers or directors may be made only by our Board or one of its committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.
Our Board has adopted the Mandate and Responsibilities of the Board (a copy of which is attached hereto as Exhibit “B”) that address significant issues of corporate governance and set forth procedures by which our Board carries out its responsibilities (or the Mandate) and the Mandate encourage and promote the attendance by each director at all scheduled meetings of our Board and all meetings of our Shareholders. In addition, a detailed Statement of Corporate Governance Practices can be found attached hereto as Exhibit “C”.
The Code of Conduct and Ethics is available, free of charge, to Shareholders who request it. Requests should be directed to 11700 Katy Freeway, Suite 300, Houston, Texas 77079, Attn: Corporate Secretary.
DIRECTOR INDEPENDENCE
The Mandate provides that a majority of the directors serving on our Board must be independent as required by NYSE AMERICAN listing standards. In addition, as permitted under the Mandate, our Board has included within our independence standards the NYSE AMERICAN's independence standards and the standards set forth in National Instrument 52-110, to assist it in making determinations with respect to the independence of directors. Based upon its review of all relevant facts and circumstances, our Board has affirmatively determined that four of our six current directors- Steve Ozonian, Michael Nichols(1), Tom Foster and Susan Watt-qualify as independent directors under the NYSE AMERICAN listing standards and the Independence Standards.
IDENTIFICATION OF DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible, pursuant to its charter, for identifying director candidates for our Board and for recommending director candidates to our Board for consideration as nominees to stand for election at our annual meetings of Shareholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the charter of the Nominating and Corporate Governance Committee.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board has the authority to appoint committees to perform certain management and administration functions. Our Board currently has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Compliance Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for each of these committees are available on our website at www.nobilishealth.com.
Audit Committee
We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Steve Ozonian, Michael Nichols(1) and Tom Foster, each of whom satisfies the independence requirements under NYSE AMERICAN listing standards. The chairman of our Audit Committee is Mr. Ozonian. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Audit Committee requirements. In arriving at this determination, our Board has examined each Audit Committee member’s scope of experience. The Board of the Company has determined that Mr. Ozonian is considered an audit committee financial expert as defined by Item 407 of Regulation S-K. The Board has also determined that Ms. Watt, if re-elected, satisfies the independent requirements under these standards and it is intended that Ms. Watt join the Audit Committee.
The purpose of the Audit Committee is to assist our Board with oversight of (i) the quality and integrity of our financial statements and its related internal controls over financial reporting, (ii) our compliance with legal and regulatory compliance, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of our independent registered public accounting firm. The Audit Committee’s primary function is to provide advice with respect to our financial matters and to assist our Board in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance.

(1) Mr. Nichols is not running for re-election to the Company’s Board of Directors.

Compensation Committee
Our Compensation Committee consists of Steve Ozonian, Michael Nichols(1) and Tom Foster, each of whom our Board has determined to be independent under NYSE AMERICAN listing standards as an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code. The chairman of this committee is Mr. Foster.
The primary purpose of our Compensation Committee is to (i) oversee the policies of our Company relating to compensation of our executives and (ii) make recommendations to our Board, as appropriate, with respect to such policies. The goal of such policies is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Steve Ozonian, Michael Nichols(1) and Tom Foster, each of whom our Board has determined to be independent under NYSE AMERICAN listing standards as an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code. The chairman of this committee is Mr. Foster.
The primary purpose of our Nominating and Corporate Governance Committee is to (i) identify, review and recommend qualified candidates for membership on our Board and the Board committees, (ii) develop and recommend to the Board the appropriate corporate governance principles and practices and (iii) oversee the evaluation of the Board through the annual review of the performance of the Board and its committees.
Compliance Committee
Our Compliance Committee consists of Steve Ozonian and Michael Nichols(1). The chairman of our Compliance Committee is Mr. Ozonian. The Board has also determined that Mr. Foster, if re-elected, will join the Compliance Committee.
The primary purposes of our Compliance Committee are to (i) assist the Board in fulfilling its responsibilities relating to our regulatory compliance activities and (ii) monitor and evaluate our compliance with all federal, state and local regulatory requirements to which we are subject; provided, however, that the Compliance Committee is not responsible for obligations relating to compliance with tax and securities-related laws, rules or regulations, which remain the responsibility of the Audit Committee.
Other Committees
In addition to the committees set forth above, the Board may periodically establish other standing or special committees to assist it with the performance of its responsibilities. Each Special Committee has the maximum power delegable to a committee of our Board under British Columbia law and has the authority to engage its own financial and legal advisors.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements and has discussed with our independent registered public accounting firm the matters required to be discussed, as pursuant to Auditing Standard No. 16, "Communications with Audit Committees," as adopted by the Public Company Accounting Oversight Board (the PCAOB).
The Audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.
The Audit Committee has also considered whether the provision of non-audit services provided to us by our independent registered public accounting firm is compatible with maintaining its independence and has discussed with the auditors such auditors' independence.
Based on its review, the Audit Committee recommended to the Board that the audited financial statements for the Company's year ended December 31, 2017 be included in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”), which was filed on March 12, 2018.

(1) Mr. Nichols is not running for re-election to the Company’s Board of Directors.
Submitted by:

Steven Ozonian (Chairman)
Michael Nichols
Tom Foster
Members of the Audit Committee
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (or the Securities Act), or the Exchange Act, to be (i) "soliciting material" or ''filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

STATEMENT OF EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Applicable regulations require the disclosure of certain financial and other information relating to a reporting issuer’s Named Executive Officers (the “NEOs”), which are defined as an issuer’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and each of the three most highly compensated executive officers or other individuals other than the CEO and the CFO. The Company’s NEOs for the year ended December 31, 2017 were: Harry Fleming, David Young, Kenneth Efird, Marissa Arreola and Patrick Yoder.
The Company’s management compensation program is designed to provide short and long-term rewards to the officers and other employees that are consistent with individual and company performance and their contribution to the Company’s objectives. The objectives of Nobilis with respect to management compensation are to provide compensation levels necessary to attract and retain high quality executives and to motivate key executives to contribute to the interests of Nobilis.
Nobilis’ management compensation program has three principal components, which consist of (i) an annual component based on salary and benefits; (ii) a short-term incentive component based on cash bonuses; and (iii) a long-term component based on the granting of equity-based compensation.
In order to determine the compensation of management, the Compensation Committee uses market competitiveness data to establish relative positioning and also considers internal relativity as well as individual characteristics such as years of experience, individual skills, and performance when determining and adjusting pay levels.
Executive Officers
Harry Fleming. Mr. Fleming, 59, has served as our Chairman of the Board since November 2017 and as our Chief Executive Officer since January 2016. He has been a member of our Board from 2010 through June 2016. Mr. Fleming served as Executive Chairman of the Company from April 2015 to January 2016, President of the Company from July 2014 to April 2015 and also as Chief Financial Officer of the Company from March 2013 to July 2014. Mr. Fleming was previously Chief Executive Officer and Director for Acro Energy. Mr. Fleming has over 25 years of legal experience in corporate finance and securities law and has focused much of his career on emerging growth companies, mergers and acquisition, strategic business planning and alliances, and investor relations. His background includes venture capital representation, business strategy consulting, public company representation, mergers and acquisitions with high tech firms in Houston and Boston. He also has extensive experience with consolidating companies in the waste management industry. Having spent more than 20 years working at law firms in Houston and Boston, Mr. Fleming maintains the highest rating (AV) of U.S. attorneys by Martindale-Hubbell. He also acted as general counsel and chief financial officer for several companies with an emphasis on start-up and growth strategies. Mr. Fleming is admitted to practice law in the State of Texas and the Commonwealth of Massachusetts. He is also admitted to practice before the U.S. Supreme Court. Mr. Fleming received his MBA from Boston College in 1999, his Doctorate of Jurisprudence from the University of Houston in 1983 and his BA from the University of St. Thomas in 1980.
David Young. Mr. Young, 51, has served as our Chief Financial Officer since February, 2017. Prior to that, Mr. Young served as the Company’s Sr. Vice President-Finance since January, 2017. Prior to joining the Company, Mr. Young served as Senior Vice President of Finance/Divisional CFO for St. Jude Medical Inc.’s Americas Division, where he oversaw extensive expense reduction programs while simultaneously expanding the division’s product offerings. Prior to his tenure at St. June Medical, Mr. Young served as the Division VP of Finance at Thermo Fisher, where he partnered with corporate and division leaders to coordinate company-wide restructuring activities as well as to renegotiate major supplier contracts. Mr. Young is a licensed CPA and received his MBA from The University of Texas at Austin and his BS in Accounting from Centenary College of Louisiana.
Kenneth Efird. Dr. Efird, 38, has served as our President since July 2016. Prior to that, Dr. Efird served as the Company's Executive Vice President and Chief Operating Officer since January 2016 and in various roles from November 2010 through January 2016. Dr. Efird served as the Company’s Chief Operations Officer from January 2013 to December 2015, and from November 2010 through December 2012, he served as Chief Business Development Officer and Director of Clinical Operations. In his roles at Nobilis, Dr. Efird has been responsible for managing center operations, revenue cycle management, business development, sales, and marketing divisions. Dr. Efird received his doctorate degree from Texas Chiropractic College in 2003.
Marissa Arreola. Ms. Arreola, 45, joined the Company in February 2016 and serves as our Chief Strategy Officer and President of Concertis.  Prior to joining the Company, she was a partner at the law firms Baker Donelson and Strasburger & Price LLC and Director of Legal Services for Houston Methodist Hospital System.  Ms. Arreola’s practice focused on healthcare regulatory and transactional matters.  Ms. Arreola also speaks frequently on health law matters and has held leadership positions with the American Health Lawyers Association.  Ms. Arreola holds a Doctorate of Jurisprudence from the University of Houston Law Center and graduated Order of the Barristers.  She also has a BA, cum laude, from Rice University.

Patrick Yoder. Mr. Yoder, 40, has served as our Chief Revenue Officer since August 2016. Prior to that, Mr. Yoder served as Vice President of Business Development and in various roles since April 2014 leading the sales and business development teams. He has 15 years of healthcare sales and business development experience. Prior to joining the Company, Mr. Yoder held successful sales leadership positions with major healthcare companies, including Intuitive Surgical, Medtronic and Pfizer Pharmaceuticals. Mr. Yoder earned his BA from Rhodes College.
Peer Group Determination
Annual salaries are based upon the factors outlined above, including a comparison with compensation of senior officers of companies of similar size and scope to Nobilis, and the performance of Nobilis. Benefits commensurate with those paid to senior officers of companies of similar size and scope to Nobilis are payable to Nobilis’s senior management.
Performance Chart
The following graph illustrates, over the period December 31, 2012 to December 31, 2017, the total cumulative Shareholder return of an investment in Common Shares compared to the cumulative return of an investment in the S&P 500 and NYSE Healthcare Index assuming that USD $100 was invested on December 31, 2012.
Short-term Annual Incentive Design
The short-term incentive component of Nobilis’s compensation strategy is designed to reinforce and drive achievement of Nobilis’s short-term goals. Any payments made are cash-based.
Under the Nobilis short-term incentive plan, each executive is assigned targets that reflect the key annual performance goals of Nobilis and key personal goals of each executive. In 2017, each executive was assigned targets that reflect the key annual performance goals of Nobilis and key personal goals of each executive. Each bonus to a participating executive had two components: (1) a portion based on company performance tied to Nobilis meeting or exceeded its target Adjusted EBITDA (the “Company Performance Bonus”), and (2) a portion based on individual participant performance as evaluated and determined by the Company’s Chief Executive Officer and the Compensation, Nominating and Corporate Governance Committee (the “Discretionary Bonus”). The Company’s Chief Executive Officer and the Compensation, Nominating and Corporate Governance Committee determined for each participant the maximum bonus eligibility for the Company Performance Bonus and the Discretionary Bonus.
Use of Non-GAAP Financial Measures
Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, non-cash compensation expenses, change in fair value of warrant and stock option derivative liabilities, acquisition expenses, bargain purchase gain and non-recurring expenses. Adjusted EBITDA should not be considered a measure of financial performance required by accounting principles generally accepted in the United States of America (“U.S. GAAP”). Items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA is an analytical indicator used by management and the health care industry to evaluate company performance, allocate resources and measure leverage and debt service capacity. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with U.S. GAAP and is thus susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Executive Officers	Company Performance Bonus Objectives and Maximum Eligibility	Discretionary Bonus Maximum Eligibility
HARRY FLEMING, Chief Executive Officer	Meeting Adjusted EBITDA 90% of 2017 Base Salary	180% of 2017 Base Salary
DAVID YOUNG, Chief Financial Officer	Meeting Adjusted EBITDA 40% of 2017 Base Salary	80% of 2017 Base Salary
KENNETH EFIRD, President	Meeting Adjusted EBITDA 50% of 2017 Base Salary	100% of 2017 Base Salary
MARISSA ARREOLA, Chief Strategy Officer	Meeting Adjusted EBITDA 40% of 2017 Base Salary	80% of 2017 Base Salary
PATRICK YODER, Chief Revenue Officer	Meeting Adjusted EBITDA 40% of 2017 Base Salary	80% of 2017 Base Salary
Long-term Incentive Design
The long-term component of Nobilis’s compensation package for its executive officers is based on the granting of RSUs and Stock Options pursuant to the current RSU Plan and Stock Option Plan. The decision to grant RSUs and Stock Options is made by the Board at its discretion, upon the recommendation of the Compensation, Nominating and Corporate Governance Committee. Unlike Nobilis’s short-term incentive plan, the granting of RSUs and Stock Options is based on market competitive awards and extensive general discussion between the board and management with regard to the general performance and goals of such executive and the Company, and is not based on any formal objectives or criteria. Until Nobilis’s financial performance becomes more stable and predictable, these awards are retention-based. For a description of RSUs and Stock Options, see “Securities Authorized for Issuance Under Equity Compensation Plans”.
SUMMARY COMPENSATION TABLE
The following table sets forth all compensation paid, payable, awarded, granted, given or otherwise provided, directly or indirectly, for the fiscal years ended December 31, 2017, 2016, and 2015 to the Company's current NEOs and to any individual who at any time during the relevant fiscal year was a NEO.

					Non-equity Incentive Plan Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)	Share- based Awards(1) ($)	Option- based Awards(2) ($)	Annual / Short- term Incentive Plan ($)	Long- term Incentive Plans ($)	All Other ($)	Total ($)
HARRY FLEMING, CHIEF EXECUTIVE OFFICER(4)	2017	549,038	0	150,875	594,000	0	10,008 (3)	1,303,921
	2016	498,190	0	759,830	0	0	10,600 (3)	1,268,620
	2015	460,103	0	0	180,000	0	7,246 (3)	647,349
DAVID YOUNG, CHIEF FINANCIAL OFFICER (5)	2017	317,500	0	100,583	156,000	0	10,008 (3)	584,091
	2016	0	0	0	0	0	0	0
	2015	0	0	0	0	0	0	0
KENNETH EFIRD, PRESIDENT (6)	2017	395,000	0	100,583	237,000	0	10,008 (3)	742,591
	2016	348,994	0	506,553	0	0	10,600 (3)	866,147
	2015	287,581	0	623,238	104,000	0	174,875 (3)(7)(8)	1,189,694
MARISSA ARREOLA CHIEF STRATEGY OFFICER (9)	2017	372,000	0	100,583	178,560	0	10,008 (3)	661,151
	2016	319,060	0	506,553	0	0	8,475 (3)	834,088
	2015	0	0	0	0	0	0	0
PATRICK YODER, CHIEF REVENUE OFFICER (10)	2017	294,230	0	100,583	144,000	0	10,008 (3)	548,821
	2016	220,190	0	586,229	52,000	0	10,600 (3) 158,443 (11)	1,027,462
	2015	205,189	0	144,000	185,826	0	189,823 (11)	724,838
Notes

(1)	Consists of RSUs that, upon vesting, may be paid by Nobilis in cash or through the issuance of common shares from treasury. These figures reflect the grant date fair value.

(2)
For details on the methodology used to calculate the fair value of the Company’s 2015 stock option awards, see Note 19 of the December 31, 2015 Consolidated Financial Statements of Nobilis. For details on the methodology used to calculate the fair value of the Company’s 2016 stock option awards, see Note 17 of the December 31, 2016 Consolidated Financial Statements of the Company. For details on the methodology used to calculate the fair value of the Company’s 2017 stock option awards, see Note 17 of the December 31, 2017 Consolidated Financial Statements of the Company.

(3)	Represents contributions made to the employee’s 401k Plan.

(4)	Mr. Fleming joined Nobilis as its Chief Financial Officer in 2013 and subsequently named President in 2014 and Chief Executive Officer in 2016.

(5)	Mr. Young joined Nobilis as its Executive Vice President-Finance in 2017 and subsequently named Chief Financial Officer in 2017.

(6)	Dr. Efird joined Nobilis as its Chief Operating Officer in 2013, resigned in 2014, rejoins Nobilis in 2015 and named President in 2016.

(7)	Dr. Efird received a $171,875 discretionary bonus when he rejoined the Company in 2015.

(8)	Represents estimated 2015 Short-term Incentive Plan payment.

(9)	Ms. Arreola joined Nobilis as its Chief Strategy Officer in 2016.

(10)	Mr. Yoder joined Nobilis in 2014 in various roles, named Vice President-Business Development in 2015 and subsequently named Chief Revenue Officer in 2016.
(11)    Represents commissions paid.
TERMINATION AND CHANGE OF CONTROL BENEFITS
Harry Fleming, Chief Executive Officer. Mr. Fleming’s executive employment agreement, effective as of April 30, 2015 (the “Fleming Executive Employment Agreement”), has a term of 3 years and will automatically renew for additional 1 year terms unless the agreement is terminated by either party at least 30 days prior to the end of the initial 3-year term or any subsequent 1-year term. Mr. Fleming is entitled to an annual base salary of $450,000 per year, to be increased to $475,000 in year two of the initial term and $500,000 in year three of the initial term.
Termination Provisions. Mr. Fleming may terminate the Fleming Executive Employment Agreement with good reason upon the occurrence of any of the following: i) a diminution in title or duties, ii) a failure by our company to substantially perform any material term in his employment agreement, iii) relocation of our company’s principal place of business more than 50 miles from its current location, iv) a reduction in salary or benefits other than as the result of adverse financial conditions of our company, or v) a change in control of our company.
The Company may terminate the Fleming Executive Employment Agreement for cause upon the occurrence of any of the following: i) a failure to perform substantially all of his duties, ii) his dishonesty or gross negligence, iii) his conviction or nolo contendere plea to a felony, iv) any willful act or omission by him that is materially injurious to the financial condition or business reputation of our company, v) his failure to comply with a written directive of the Board or Chief Executive Officer, or vi) a breach of the non-competition or intellectual property confidentiality provisions contained in the Fleming Executive Employment Agreement.
Incentive Compensation. In addition to his base salary, Mr. Fleming may receive certain cash compensation and other incentive compensation. Mr. Fleming participates in our company’s Short -Term Incentive Program, which entitles him to receive as a bonus, up to 90% of his yearly base salary if our company achieves certain financial metrics established each year by our company’s Compensation Committee. Mr. Fleming has received 2,650,000 RSUs, which vested upon his resignation as President of the Company, and which can be taken down by Mr. Fleming on a demand basis at Mr. Fleming’s election. In order to adequately preserve the Company’s ability to fund the Company’s Stock Option Plan, Mr. Fleming is not eligible to participate in the Company’s Stock Option Plan. Instead, Mr. Fleming is entitled to receive an M&A Fee, equal to (a) 2% of the total consideration paid by the person or group acquiring the Company in a transaction constituting a Change of Control (as defined in the Fleming Executive Employment Agreement) or (b) 2% of the total Issuer valuation at the time of closing of a merger transaction as described in the Change of Control provisions of the Fleming Executive Employment Agreement.
Mr. Fleming is entitled to participate in our 401k plan. Mr. Fleming is not entitled to any other material compensation, including without limitation, equity, bonus, or retirement benefits.
January 2016 Fleming Executive Employment Agreement Amendment - Chief Executive Officer
Effective as of January 6, 2016, Mr. Fleming and the Company entered into the First Amendment (the “Amendment”) to the Fleming Executive Employment Agreement, or Original Agreement, in connection with Mr. Fleming’s change in role from Executive Director to Chief Executive Officer of the Company.
Base Salary and Term. The Amendment set Mr. Fleming’s position and duties as CEO for an initial term of three years with automatic one-year renewal terms unless terminated by either Mr. Fleming or the Company at least 30 days prior to the end of the initial three-year term or any subsequent one-year renewal term. Under the Amendment, Mr. Fleming’s base salary increased from $450,000 to $500,000 in the first year of the initial three-year term and will increase annually in an amount to be determined by the Board in its discretion.
Incentive Compensation. In addition to his base salary, Mr. Fleming may receive certain cash and equity incentive compensation. Mr. Fleming participates in the Company’s Short-Term Incentive Program (“STIP”). Per the Amendment, Mr. Fleming is entitled to receive as a bonus up to 90% of his yearly base salary, increased from 40% of his yearly base salary under the Original Agreement, if the Company achieves certain financial metrics established each year by the Committee. In the event the Company achieves its financial objectives, Mr. Fleming is eligible to receive up to 180% of the target annual bonus under the STIP, which percentage was decreased from 200% under the Original Agreement. The Amendment further allows Mr. Fleming to participate in the Company’s Stock Option Plan, which amends the Original Agreement. The Amendment provides that the Company will issue to Mr. Fleming 300,000 stock options, with additional stock options to be issued annually in an amount to be determined by the Board at its discretion, at the lowest strike price permissible pursuant to both the Company’s Stock Option Plan and the rules of the NYSE AMERICAN.

Non-Competition and Non-Solicitation. Mr. Fleming is subject to a Non-Competition and Non-Solicitation provision under the Amendment, which provides that Mr. Fleming will be subject to certain restrictive covenants including (a) non-solicitation of the Company's officers, employees, agents, customers, clients, vendors or distributors during the term of employment and for a period of twelve months thereafter, and (b) non-competition during the term of employment and for a period thereafter corresponding with the amount of severance payable under the Original Agreement. Notwithstanding these restrictive covenants, Mr. Fleming may (y) acquire or hold not more than 5% of any class of publicly traded securities, and (z) following termination of his employment with the Company, Mr. Fleming may serve a competing hospital in any capacity not related to such hospital’s ambulatory surgery centers; provided, that such hospital does not derive than 5% of its revenues from the operation or management of an ambulatory surgery center or outpatient clinic. Further, these restrictive covenants will not be binding on Mr. Fleming if his employment is terminated by the Company “without cause,” by Mr. Fleming for “good reason,” or there is a change in control of the Company.
All other terms and conditions of the Original Agreement remain in full force and effect without modification or waiver.
Marissa Arreola, Chief Strategy Officer. Base Compensation and Term. Ms. Arreola's employment agreement with the Company, effective as of February 25, 2016 (the "Arreola Employment Agreement"), has a term of 3 years and will automatically renew for additional one year terms unless the agreement is terminated by either party at least 60 days prior to the end of the initial 3-year term or any subsequent 1-year term. Ms. Arreola is entitled to an annual base salary of $372,000.
Termination Provisions. Ms. Arreola may terminate the Arreola Employment Agreement with good reason upon the occurrence of any of the following: (i) a material reduction in salary other than as the result of a broad-based reduction of salary similarly affecting other of our company executives having comparable rank, authority and seniority, (ii) a diminution in title or duties, or (iii) relocation of our company’s principal place of business more than 50 miles from its current location.
The Company may terminate the Arreola Employment Agreement for cause upon the occurrence of any of the following: (i) a failure to perform substantially all of her duties, (ii) her dishonesty, (iii) her conviction or nolo contendere plea to a felony, (iv) any gross negligence or willful act or omission by her that is materially injurious to the financial condition or business reputation of our company, (v) violation of our company policies or practices, or (vi) a material breach of the Arreola Agreement. In the event that Ms. Arreola terminates her employment agreement for “good reason” or our company terminates her employment agreement without “cause”, Ms. Arreola is entitled to receive one year’s base salary as a separation benefit.
Incentive Compensation. In addition to her base salary, Ms. Arreola may receive certain cash and equity incentive compensation. Ms. Arreola participates in our company’s Short-Term Incentive Program, which entitles her to receive as a bonus, up to 40% of her yearly base salary, if our company achieves certain financial metrics established each year by our company’s Compensation, Nominating and Corporate Governance Committee. As of December 31, 2017, Ms. Arreola held 66,668 vested Options. Ms. Arreola is entitled to participate in our 401k plan. Ms. Arreola is not entitled to any other material compensation, including without limitation, equity, bonus, or retirement benefits.

INCENTIVE PLAN AWARDS
The following tables provide for each NEO, a summary of all awards that were granted during or before the fiscal year ended December 31, 2017 and which remain outstanding as of December 31, 2017.
Outstanding Share-Based Awards and Option-Based Awards

	Option-based Awards				Share-based Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($USD)	Option Expiry Date	Value of Unexercised in-the- money Options ($)	Number of Shares that have not Vested	Market or Payout Value of Share- based Awards that have not Vested ($)	Market or Payout Value of vested Share-based Awards not paid out or distributed ($)
HARRY FLEMING, CHIEF EXECUTIVE OFFICER	150,000	150,000- $1.40	31 Dec 2027	0	N/A	N/A	N/A
DAVID YOUNG, CHIEF FINANCIAL OFFICER	100,000	100,000- $1.40	31 Dec 2027	0	N/A	N/A	N/A
KENNETH EFIRD, PRESIDENT	100,000	100,000- $1.40	31 Dec 2027	0	N/A	N/A	N/A
MARISSA ARREOLA CHIEF STRATEGY OFFICER	100,000	100,000- $1.40	31 Dec 2027	0	N/A	N/A	N/A
PATRICK YODER, CHIEF REVENUE OFFICER	100,000	100,000- $1.40	31 Dec 2027	0	N/A	N/A	N/A
Incentive Plan Awards - Value Vested or Earned

Name and Principal Position	Fiscal Year	Option-based Awards - Value Vested during the Year ($USD)(1)	Share-based Awards - Value Vested during the Year ($USD)	Non-equity Incentive Plan Compensation - Value Earned during the Year ($USD)
HARRY FLEMING, CHIEF EXECUTIVE OFFICER	2017	227,705	0	0
DAVID YOUNG, CHIEF FINANCIAL OFFICER	2017	87,954	0	0
KENNETH EFIRD, PRESIDENT	2017	338,568	0	0
MARISSA ARREOLA CHIEF STRATEGY OFFICER	2017	151,804	0	0
PATRICK YODER, CHIEF REVENUE OFFICER	2017	230,296	0	0
______________
Notes:

(1)
The amounts shown represent the grant date fair value of restricted share and option awards calculated in accordance with FASB ASC Topic 718. For detailed information on the assumptions used for purposes of valuing share and option awards, see note 18 of the audited consolidated financial statements included in our Annual Report for the assumptions used in calculating these amounts.

PENSION PLAN BENEFITS
Nobilis does not maintain any defined benefit or defined contribution pension plans.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act, requires our officers, directors, and persons who beneficially own more than 10% of our common shares (“10% Shareholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.
Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that during fiscal year ended December 31, 2017, the filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.
COMPENSATION OF DIRECTORS
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the annual and long-term compensation in respect of the directors of the Company during the fiscal year ended December 31, 2017.

Name	Fees earned ($) (1)	Share-based awards ($)	Option-based awards ($) (2)	Non-equity incentive plan ($)	Pension value ($)	All other ($)	Total ($)
STEVE OZONIAN(3)	145,000	0	112,517	0	0	0	257,517
DONALD KRAMER (4)	0	0	67,038	0	0	181,345	248,383
MICHAEL NICHOLS (5)	137,500	0	112,517	0	0	0	250,017
THOMAS FOSTER (6)	137,500	0	112,517	0	0	0	250,017
NEIL BADLANI (7)	0		112,517	0	0	133,200	245,717
______________
Notes:

(1)	Amount represents Board service fee and chairmanship and service fees for the Audit Committee

(2)
The amounts shown represent the grant date fair value of restricted share and option awards calculated in accordance with FASB ASC Topic 718. For detailed information on the assumptions used for purposes of valuing share and option awards, see note 18 of the audited consolidated financial statements included in our Annual Report for the assumptions used in calculating these amounts.

Name	Common Shares Subject to Outstanding Options
STEVE OZONIAN	254,025
DONALD KRAMER	75,000
MICHAEL NICHOLS	125,000
THOMAS FOSTER	125,000
NEIL BADLANI	250,000

(3)	Amounts represents 2017 option-based awards, Board service fees and chairmanship fees for the Audit Committee.

(4)	Amounts represent payments to Dr. Kramer for Option-based awards, wages and health care benefits in 2017.

(5)	Amounts represent 2017 option-based award, Board service fees and service fees for the Audit Committee.

(6)	Amounts represents 2017 option-based awards, Board service fees and service fees for the Audit Committee.

(7)	Amounts represents 2017 option-based awards, and payments under his Chief Medical Officer Agreement effective as of July 15, 2017.

OUTSTANDING SHARE-BASED AWARDS AND OPTION BASED AWARDS
The following table sets forth information concerning all option-based and share-based awards for each Director that were granted before, and remain outstanding as of the most recently completed fiscal year ended December 31, 2017.

Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)	Option exercise price ($USD)	Option expiration date	Value of unexercised in- the-money options ($)	Number of Shares or units of Shares that have not vested (#)	Market or payout value of share- based awards that have not vested ($)	Market or Payout Value of vested Share-based Awards not paid out or distributed ($)
STEVE OZONIAN	100,000	50,000-$1.89 50,000- $1.40	12 June 2027 31 Dec 2027	0	N/A	N/A	N/A
DONALD KRAMER	50,000	50,000- $1.89	31 Dec 2027	0	N/A	N/A	N/A
MICHAEL NICHOLS	100,000	50,000-$1.89 50,000- $1.40	12 June 2027 31 Dec 2027	0	N/A	N/A	N/A
THOMAS FOSTER	100,000	50,000-$1.89 50,000- $1.40	12 June 2027 31 Dec 2027	0	N/A	N/A	N/A
NEIL BADLANI	100,000	50,000-$1.89 50,000- $1.40	12 June 2027 31 Dec 2027	0	N/A	N/A	N/A

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides a summary of securities authorized for issuance under equity compensation plans of the Company as of the end of the fiscal year ended December 31, 2017.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights (CAD$)	Number of securities remaining available for future issuance under equity compensation plans(1) (2)
Equity compensation plans approved by security holders (aggregated)	8,864,025	$2.17	6,772,735
______________
Notes:
(1) Includes securities issued under our First Amended Stock Option Plan (the “Stock Option Plan”) up to December 31, 2017.
(2) Excludes securities reflected in column entitled “Number of securities to be issued upon exercise of outstanding options, warrants and rights”.
The Second Amended Stock Option Plan (the “Stock Option Plan”)
The Stock Option Plan provides that options to purchase common shares may be granted to employees, directors, and service providers of the Company and its subsidiaries on terms determined within the limitations set out in the Option Plan. The maximum number of Common Shares to be reserved for issuance at any one time under the Stock Option Plan and any other equity based incentive plan of the Company twenty percent (20%) of the issued and outstanding Common Shares of the Company from time to time. The Option Plan is considered to be an "evergreen" plan, since the Common Shares covered by options which have been exercised will become available for subsequent grants under the Stock Option Plan and the number of options available to grant increases as the number of issued and outstanding Common Shares of the Company increases.
As of April 30, 2018, 9,189,025 stock options are currently outstanding pursuant to the Stock Option Plan.
The Stock Option Plan contains several limits on the participation of insiders of the Company, including a limit whereby options issued to any one participant who is an “insider” and the associates of such participant within a one year period shall not exceed 5% of the number of common shares then outstanding. Additionally, the aggregate number of common shares issued to insiders of the Company within any one year period under the Stock Option Plan, together with any other security based compensation arrangement, cannot exceed 10% of the outstanding common shares. In addition, the aggregate number of common shares issuable to insiders of the Company at any time under the Stock Option Plan, together with any other security based compensation arrangement, cannot exceed 10% of the outstanding common shares. Finally, the Stock Option Plan also imposes a limit of 1% of the number of common shares then outstanding on grants of options to non-executive directors. The exercise price for an option granted under the Stock Option Plan may not be less than the market price of the common shares immediately preceding the date of grant. The market price is the volume weighted average trading price for the five trading days immediately preceding the grant date. Options granted may be subject to vesting requirements. Options will be granted for a period which may not exceed ten years from the date of grant but will expire within 90 days of a participant ceasing to be a director, officer, employee, insider or service provider of the Company, unless that participant ceases to be a director, officer, employee, insider or service provider of the Company for cause, in which case no option held by such participant shall be exercisable. If an Option expires during a black-out period or within nine business days thereof, its term will be extended to the date which is ten business days following the end of such period.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
None of the directors, executive officers or senior officers of the Company or their respective associates were indebted at any time during fiscal 2017 to the Company or its subsidiaries in connection with the purchase of the Company’s securities, excluding routine indebtedness or indebtedness that has been entirely repaid. There was no indebtedness as of the date of this Circular, to the Company and its subsidiaries, excluding routine indebtedness, owing by present and former officers, directors and employees of the Company and its subsidiaries.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
To the knowledge of Nobilis, after due inquiry, no informed person (as defined in National Instrument 51-102 - Continuous Disclosure Obligations) of Nobilis, no proposed director of Nobilis and no known associate or affiliate of any such informed person or proposed director, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction that has materially affected or would materially affect Nobilis or any of its subsidiaries, except as described below.
Neil Badlani, M.D., Director of the Company, holds nominal membership interests in Elite Hospital Management LLC and Houston Metro Ortho and Spine Surgery Center LLC of which 50.1% interest of each company was purchased by one of Company’s wholly-owned subsidiaries. He also holds a 5% membership interest in Peak Neuromonitoring Physicians I, PLLC and Peak Neuromonitoring Physicians II, PLLC and 20% interest in PSH Management, LLC of which 85% interest and 80% interest, respectively, are held by one of Company’s wholly-owned subsidiaries.
Brendan Fleming, Associate Counsel of the Company, is the son of the Company’s Chief Executive Officer/Chairman of the Board, Harry Fleming. As Associate Counsel, Brendan Fleming received annual salary of $147,000 and bonus of up to 10% of his base salary under the Company’s STIP plan, and receives other benefits (including Company contributions to Mr. Fleming’s 401(k) Plan account and health insurance premiums). The compensation paid to Mr. Fleming was approved in accordance with the Company’s standard compensation practices for similarly situated employees.
Review, Approval or Ratification of Transactions with Related Persons
We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
Nobilis has adopted certain practices and procedures to ensure that effective corporate governance practices are followed and to ensure that the Board functions independently of management. Exhibit “C” sets forth the Company’s statement of corporate governance practices. Exhibit “B” sets out the mandate of the Board.
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
Nobilis provides insurance for the directors and officers of the Company and its subsidiaries against liability incurred by them in their capacity as directors or officers of the Company and its subsidiaries. Until October 2017, the insurance policies provided coverage to a total limit of $95,000,000 (including $20,000,000 in “difference of conditions” coverage) for the protection of the personal liability of the directors and officers and includes insurance to reimburse Nobilis for its indemnity of its directors and officers up to a limit of $75,000,000 per loss and in the annual aggregate. Each loss or claim for which Nobilis seeks reimbursement was subject to a $250,000 or $1,000,000 deductible. A $1,000,000 deductible applies to securities claims and oppressive conduct claims. The total annual premium for the directors and officers liability policy was $1,000,000, which is paid in full by Nobilis.
Currently, the insurance policies provide coverage to a total limit of $80,000,000 (including $20,000,000 in “difference of conditions” coverage) for the protection of the personal liability of the directors and officers and includes insurance to reimburse Nobilis for its indemnity of directors and officers up to a limit of $60,000,000 per loss and in the annual aggregate. Claims for which Nobilis seeks reimbursement are subject to a deductible of $250,000, or $1,500,000, depending on the nature of the claim. For example, a $1,500,000 deductible applies to securities claims, and a $250,000 deductible applies to oppressive conduct claims. The total annual premium for the directors and officers liability policy was $1,051,850, which is paid in full by Nobilis.
DIRECTORS’ AND OFFICERS’ INDEMNITY ARRANGEMENTS

Each of Company’s directors and officers is indemnified under the Company’s Articles.
SUBMISSION OF SHAREHOLDER PROPOSALS
Any Shareholder intending to present a proposal at our 2019 annual meeting of Shareholders and have the proposal included in the Proxy Statement and Management Information Circular and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than January 15, 2019 and must otherwise be in compliance with the requirements of the SEC's proxy rules.
Pursuant to our Advance Notice Policy, Shareholder director nominations must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following the (i) date of the public announcement of the Advance Notice Policy, with respect to the Meeting; or (ii) the Notice Date in respect of any subsequent annual meeting of Shareholders.
OTHER MATTERS
Management is not aware of any amendments or variations to matters identified in the Notice or of any other matters that are to be presented for action to the Meeting other than those described in the Notice.
Information stated in this Circular is dated as of April 30, 2018 where otherwise indicated.

ADDITIONAL INFORMATION
Additional information relating to the Company is available on SEDAR at www.SEDAR.com and financial information relating to the Company is provided in the Company’s consolidated financial statements and the Company’s Management’s Discussion and Analysis (the “MD&A”) for the year ended December 31, 2017.
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings are also available to the public on our website at www.nobilishealth.com. Please note that information contained on our website, whether currently posted or posted in the future, is not a part of this Circular or the documents incorporated by reference in this Circular. This Circular also contains summaries of the terms of certain agreements that we have entered into and have filed with the SEC. The descriptions contained in this Circular of those agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the definitive agreements. You may request a copy of the agreements described herein, including copies of the Company’s financial statements, MD&A and Annual Report at no cost by writing or telephoning us at the following address: Nobilis Health Corp., Attention: Investor Relations, 11700 Katy Freeway, Suite 300, Houston, Texas 77079, phone number (713) 355-8614.
CERTIFICATE
The contents of this Circular and the sending thereof to the Shareholders has been approved by the Board.
Dated: April 30, 2018

BY ORDER OF THE BOARD OF DIRECTORS

“Harry Fleming” (signed)
Harry Fleming
Chairman

EXHIBIT “A”
SECOND AMENDED STOCK OPTION PLAN
OF
NOBILIS HEALTH CORP.

ARTICLE 1
DEFINITIONS AND INTERPRETATIONS

Section 1.00. Definitions: For purposes of the Plan, unless such word or term is otherwise defined herein or the context in which such word or term is used herein otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the following meanings:

(a)	"Board" shall mean the Board of Directors of the Company;

(b)
"Black-Out Period" means a time when, pursuant to any policies of the Company, any securities of the Company may not be traded by certain persons as designated by the Company, including any holder of an Option;

(c)
"Change of Control" means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of voting securities (as such terms are interpreted in the Securities Act) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a person acting "jointly or in concert with" another person as that phrase is interpreted in section 96 of the Securities Act, totals for the first time not less than twenty percent (20%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board;

(d)	"Committee" shall mean the Compensation, Nominating and Corporate Governance Committee of the Board;

(e)	"Common Shares" shall mean the common shares of the Company, as adjusted in accordance with the provisions of Article 6 of the Plan;

(f)	"Company" shall mean Nobilis Health Corp., a company existing pursuant to the provisions of the Business Corporations Act (British Columbia);

(g)	"Directors" shall mean the directors of the Company from time to time;

(h)
"Eligible Employees" shall mean employees, including officers, whether Directors or not, and including both full-time and part-time employees, of the Company or any subsidiary of the Company who, by the nature of their positions or jobs are, in the opinion of the Committee, in a position to contribute to the success of the Company;

(i)
"Eligible Insiders" shall mean the Insiders of the Company or of any subsidiary of the Company from time to time who, by the nature of their positions are, in the opinion of the Committee, in a position to contribute to the success of the Company;

(j)	"Eligible Person" shall mean an Eligible Employee or an Eligible Insider;

(k)
"Employment Contract" means any contract between the Company or any subsidiary of the Company and any Eligible Employee or Service Provider relating to, or entered into in connection with, the employment of the Eligible Employee or the engagement of the Service Provider;

(l)	"Exchange(s)" shall mean the New York Stock Exchange (NYSE American) and NEO Exchange;

(m)	"Insider" means an insider as defined in the Securities Act;

(n)
"Market Price" means the market price as defined in the New York Stock Exchange (American) Company Manual which currently means the volume weighted average trading price for the five trading days immediately preceding the grant date;

(o)	"Option" shall mean an option to purchase Common Shares granted pursuant to, or governed by, the Plan;

(p)	"Option Agreement" means an agreement, in the form attached hereto as Schedule "A", whereby the Company grants an Option to an Optionee;

(q)	"Option Period" shall mean the period of time during which the particular Option may be exercised;

(r)	"Optionee" means a Participant to whom an Option has been granted pursuant to the Plan;

(s)	"Participant" shall mean each Eligible Insider, Eligible Employee and Service Provider;

(t)	"Plan" shall mean this stock option plan;

(u)	"Securities Act" means the Securities Act (British Columbia), as amended, from time to time;

(v)
"Service Provider" shall mean any person or company, other than an employee or Insider, engaged to provide services for the Company or for any entity controlled by the Company for an initial, renewable or extended period of twelve months or more; and

(w)	"Vested" means that an Option has become exercisable in respect of Options held by an Optionee.

Section 1.01 Securities Definitions: In the Plan, the terms "associate" and "subsidiary" shall have the meanings given to such terms in the Securities Act.

Section 1.02 Headings: The headings of all articles, sections, and paragraphs in the Plan are inserted for convenience of reference only and shall not affect the construction or interpretation of the Plan.

Section 1.03 Context, Construction: Whenever the singular or masculine are used in the Plan, the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires.

Section 1.04 References to the Plan: The words "herein", "hereby", "hereunder", "hereof" and similar expressions mean or refer to the Plan as a whole and not to any particular article, section, paragraph or other part hereof.

ARTICLE 2
PURPOSE AND ADMINISTRATION OF THE PLAN

Section 2.01 Purpose of the Plan: The Plan provides for the grant of Options to Participants for the purpose of advancing the interests of the Company through the motivation, attraction and retention of key employees and directors of the Company and subsidiaries of the Company and to secure for the Company and the shareholders of the Company the benefits inherent in the ownership of Common Shares by key employees and directors of the Company and subsidiaries of the Company, it being generally recognized that stock option and share compensation plans aid in attracting, retaining and encouraging employees and directors due to the opportunity offered to them to acquire a proprietary interest in the Company.

Section 2.02 Administration of the Plan: The Plan shall be administered by the Board and the Board shall have full authority to administer the Plan including the authority to interpret and construe any provision of the Plan and to adopt, amend and rescind such rules and regulations for administering the Plan as the Board may deem necessary in order to comply with the requirements of the Plan. All actions taken and all interpretations and determinations made or approved by the Board in good faith shall be final and conclusive and shall be binding on the Participants and the Company. No Director shall be personally liable for any action taken or determination or interpretation made or approved in good faith in connection with the Plan and the Directors shall, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan. All costs incurred in connection with the Plan shall be for the account of the Company.

Section 2.03 Delegation to Committee: All of the powers exercisable hereunder by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be exercised by the Committee.

Section 2.04 Record Keeping: The Company shall maintain a register or registers in which shall be recorded:

(a)	the name and address of each Optionee;

(b)	the number of Common Shares subject to Options granted to each Optionee; and

(c)	the aggregate number of Common Shares subject to Options.

ARTICLE 3
ELIGIBILITY AND PARTICIPATION
IN THE PLAN AND GRANT OF OPTIONS

Section 3.01 Eligibility: Options shall only be granted to Participants.

Section 3.02 Determination of Option Recipients and Option Terms: The Committee shall from time to time recommend and the Board shall determine the Participants to whom Options shall be granted, the number of Common Shares to be made subject to and the expiry date of each Option granted to each Participant and the other terms of each Option granted to each Participant including any vesting provisions, restrictions or conditions that may be applicable, all such determinations to be made in accordance with the terms and conditions of the Plan, and the Committee or Board may take into consideration the present and potential contributions of and the services rendered by the particular Participant to the success of the Company and any other factors which the Committee or Board deems appropriate and relevant. Each Option granted to a Participant shall be evidenced by an Option Agreement or other agreement, as applicable, containing terms, restrictions and conditions consistent with the provisions of the Plan, which terms, restrictions and conditions need not be the same in each case. The Board shall cause any restrictions or conditions attached to Common Shares to be printed as a legend on the underlying share certificate.

Section 3.03 Conditions to Grant or Exercise: The Board may, in its discretion, require as conditions to the grant or exercise of any Option that the Optionee shall have:

(a)
represented, warranted and agreed in form and substance satisfactory to the Company that such Optionee is acquiring and will acquire such Option and the Common Shares to be issued upon the exercise thereof or, as the case may be, is acquiring such Common Shares, for such Optionee's own account, for investment and not with a view to or in connection with any distribution, that such Optionee has had access to such information as is necessary to enable such Optionee to evaluate the merits and risks of such investment and that such Optionee is able to bear the economic risk of investing in the Common Shares;

(b)
agreed to restrictions on transfer in form and substance satisfactory to the Company and to an endorsement on any Option Agreement or certificate representing the Common Shares making appropriate reference to such restrictions; and

(c)	agreed to indemnify the Company in connection with the foregoing.

Section 3.04 No Requirement to List, Register or Qualify: Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Common Shares subject to such Option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Common Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

Section 3.05 Black-Out Period: Except where not permitted by the Exchanges, where an Option would expire during a Black-Out Period or within ten (10) Business Days following the end of a Black-Out Period, the term of such Option shall be automatically extended to the date which is ten (10) Business Days following the end of such Black-Out Period.

ARTICLE 4
NUMBER OF COMMON SHARES SUBJECT TO THE PLAN, EXERCISE PRICE AND TERM OF OPTIONS

Section 4.01 Number of Shares: The maximum number of Common Shares, which may be made subject to an Option, at any time and from time to time shall not exceed 20% of the total number of Common Shares then outstanding on a non-diluted basis, subject to adjustment in accordance with Article 7 of the Plan. In addition, the maximum number of Common Shares which, together with any other Common Shares subject to a security-based compensation arrangement (within the meaning of the policy on security based compensation arrangements of the Exchanges) with such Participant or Participants, as the case may be, may be:

(a)	reserved for issue to Participants who are Insiders shall not exceed 10% of the number of Common Shares then outstanding;

(b)	issued to Participants who are Insiders within a one-year period shall not exceed 10% of the number of Common Shares then outstanding;

(c)	issued to any one Participant who is an Insider and the associates of such Participant within a one-year period shall not exceed 5% of the number of Common Shares then outstanding; and

(d)	reserved for issue to any one Participant shall not exceed 5% of the number of Common Shares then outstanding.

(e)	reserved for issue to any one non-executive Director shall not exceed 1% of the number of Common Shares then outstanding.

For purposes of this section 4.01 (a) through (d), the number of Common Shares then outstanding shall mean the number of Common Shares outstanding on a non-diluted basis immediately prior to the proposed grant of the applicable option, excluding Common Shares issued pursuant to share compensation arrangements over the preceding one-year period. If Options are exercised, or are surrendered, terminate or expire without being exercised in whole or in part, the Common Shares which were the subject of such Options may again be made subject to an Option.

Section 4.02 Exercise Price: The exercise price per share for an Option shall be recommended by the Committee and determined by the Board at the time of grant, provided that such price shall be not less than the Market Price. Common Shares shall be issued at a deemed price recommended by the Committee and determined by the Board at the time of issuance of such Common Shares, but such price shall not be less than the Market Price.

Section 4.03 Term of Options: The Option Period for each Option shall be such period of time as shall be determined by the Committee, subject to any Employment Contract, provided that no Option Period shall exceed 10 years. The Committee may determine the number or percentage of Common Shares which may be purchased by an Optionee during any particular time period within the Option Period.

ARTICLE 5
EXERCISE OF OPTION, EFFECT OF DEATH AND TERMINATION OF EMPLOYMENT AND WITHHOLDING TAXES

Section 5.01    Exercise of Option:

(a)
Exercise: Subject to any restriction on the number or percentage of Common Shares which may be purchased by the Optionee during any particular time period within the Option Period determined by the Committee, an Option may be exercised by the Optionee in whole at any time, or in part from time to time, during the Option Period, provided however that, except as otherwise specifically provided in section 6.02 or section 6.03 hereof or in any Employment Contract, no Option may be exercised unless the Optionee at the time of exercise thereof is:

(i)
in the case of an Eligible Employee, in the employment of the Company or a subsidiary of the Company and has been continuously so employed since the date of grant of such Option, provided however that a leave of absence with the approval of the Company or such subsidiary of the Company shall not be considered an interruption of employment for the purposes of the Plan;

(ii)
in the case of an Eligible Insider who is not also an Eligible Employee, a director of the Company or a subsidiary of the Company and has been such a director continuously since the date of grant of such Option; and

(iii)	in the case of a Service Provider, engaged in providing services for the Company or an entity controlled by the Company and has been so engaged since the date of grant of such Option.

(b)	Payment of Exercise Price: The exercise of any Option shall be contingent upon receipt by the Company of payment of the aggregate purchase price for the Common Shares in respect of which the Option has been exercised. No Optionee or legal representative, legatee or distributee of any Optionee will be, or will be deemed to be, a holder of any Common Shares with respect to which such Optionee was granted an Option, unless and until certificates for such Common Shares are issued to such Optionee, or them, under the terms of the Plan. Subject to section 9.04 hereof, upon an Optionee exercising an Option and paying the Company the aggregate purchase price for the Common Shares in respect of which the Option has been exercised, the Company shall as soon as practicable issue and deliver a certificate representing the Common Shares so purchased.

Section 5.02 Effect of Death: If a Participant shall die while an Optionee, any Option held by such Optionee at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Optionee under the Option shall pass by the will of the Optionee or the laws of descent and distribution for a period of 365 days after the date of death of the Optionee or prior to the expiration of the Option Period in respect of the Option, whichever is sooner, and then only to the extent that such Optionee was entitled to exercise the Option at the date of death of such Optionee, subject to the provisions of any Employment Contract.

Section 5.03 Effect of Termination of Employment: If an Optionee shall cease to be a Participant for cause, no Option held by such Optionee shall be exercisable following the date on which such Optionee ceases to be a Participant. If an Optionee ceases to be a Participant for any reason other than for cause or by virtue of death, any Option held by such Optionee at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the date on which the Optionee ceases to be a Participant or 30 days in the case of an Optionee who is engaged in investor relations activities at the time his services cease or, in either case, prior to the expiration of the Option Period in respect of the Option, whichever is sooner, and then only to the extent that such Optionee was entitled to exercise the Option at such time, subject to the provisions of any Employment Contract.

Section 5.04 Withholding Taxes: Notwithstanding any other provision contained herein, in connection with the exercise of an Option by an Optionee from time to time, the Option Holder shall, upon notification of the amount due and prior to the delivery of the certificates representing the Common Shares, pay to the Company amounts necessary to satisfy applicable federal and provincial withholding tax requirements and, if applicable, Canada Pension Plan contributions, in such amount as determined by the Company, or shall otherwise make arrangements satisfactory to the Company for such requirements. In order to implement this provision, the Company shall have the right to retain and withhold from any payment of cash or Common Shares under this Plan the amount of taxes and, if applicable, Canada Pension Plan contributions required by the government, in such amount as determined by the Company, to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Option Holder receiving Common Shares of the Company to reimburse the Company for any such taxes and Canada Pension Plan contributions required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Option Holder an amount equal to such taxes and if applicable Canada Pension Plan contributions as determined by the Company. The Company may also retain and withhold or the Option Holder may elect, subject to approval by the Company at its sole discretion, to have the Company retain and withhold a number of Common Shares having a market value of not less than the amount of such taxes and, if applicable, Canada Pension Plan contributions, as determined by the Company, required to be withheld by the Company to reimburse the Company for any such taxes and contributions and cancel (in whole or in part) any such Common Shares so withheld.

ARTICLE 6
CAPITAL CHANGES

Section 6.01 Capital Changes: In the event there is any change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made by the Board in:

(a)	the number of Common Shares available as Options under the Plan;

(b)	the number of Common Shares subject to Options; and

(c)	the exercise price of the Common Shares subject to Options.
If the foregoing adjustment shall result in a fractional Common Share, the fraction shall be disregarded. All such adjustments shall be conclusive, final and binding for all purposes of the Plan.

Section 6.02 Amalgamation, Consolidation or Merger: If the Company amalgamates with, consolidates with or merges with or into, or participates in a statutory arrangement with, another company, any Common Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, consolidation, merger or arrangement had the Option been exercised prior to such event becoming effective. Any restrictions or conditions attached to any Common Share shall be continued into the securities, property or cash the recipient of Common Shares would have received upon such amalgamation, consolidation, merger or arrangement had the restrictions or conditions been removed or fulfilled.

Section 6.03 Sale of All or Substantially All of Assets: In the event of the sale by the Company of all or substantially all of the assets of the Company as an entirety or substantially as an entirety so that the Company shall cease to operate as an active business, any outstanding Option may be exercised as to all or any part of the Common Shares in respect of which the Optionee would have been entitled to exercise the Option in accordance with the provisions of the Plan at the date of completion of any such sale at any time up to and including, but not after the earlier of: (i) the close of business on that date which is 30 days following the date of completion of such sale; and (ii) the expiration of the Option Period; but the Optionee shall not be entitled to exercise the Option with respect to any other Common Shares.

ARTICLE 7
TAKE-OVER BIDS AND CHANGES OF CONTROL

Section 7.01 Effect of a Take-Over Bid: If a bona fide offer (an "Offer") for Common Shares is made to the Optionees or to shareholders of the Company generally or to a class of shareholders which includes the Optionees, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of subsection 1(1) of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon all Common Shares subject to such Options will become Vested and the Options may be exercised in whole or in part by the Optionees so as to permit the Optionees to tender the Common Shares received upon such exercise, pursuant to the Offer and all restrictions and conditions on Common Shares shall be deemed to be removed or fulfilled so as to render the Common Shares from restrictions and conditions. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Common Shares tendered by the Optionees pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Common Shares received upon such exercise, or in the case of clause (b) above, the Common Shares that are not taken up and paid for, may be returned by the Optionees to the Company and reinstated as authorized but unissued Common Shares and with respect to such returned Common Shares, the Options shall be reinstated as if they had not been exercised and the terms, if any, upon which such Common Shares were to become Vested pursuant to this section shall be reinstated and any restrictions or conditions on Common Shares deemed to be removed or fulfilled shall be reinstated. If any Common Shares are returned to the Company under this section 7.01, the Company shall immediately refund the exercise price to the Optionees for such Common Shares.

Section 7.02 Acceleration of Expiry Date: If, at any time when an Option granted under the Plan remains unexercised, an Offer is made by an offeror, the Board may, upon notifying each Optionee of full particulars of the Offer, declare all Common Shares issuable upon the exercise of Options granted under the Plan, if unvested, Vested, and declare that the expiry date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Common Shares must be tendered pursuant to the Offer, provided such Offer is completed.

Section 7.03 Effect of a Change of Control: If a Change of Control occurs, all Common Shares subject to each outstanding Option will become Vested, whereupon such Options may be exercised in whole or in part by the Optionees.

ARTICLE 8
EFFECTIVE DATE OF PLAN, AMENDMENT OF PLAN AND TERMINATION OF PLAN

Section 8.01 Effective Date of Plan: The Plan shall become effective upon the later of the date determined by the Board and the date of approval of the shareholders of the Company given by the affirmative vote of a majority of the Common Shares represented at the meeting of the shareholders of the Company at which a motion to approve the Plan is presented.

Section 8.02 Amendment of Plan: The Board may at any time or from time to time, in its sole and absolute discretion and without the approval of shareholders of the Company, amend, suspend, terminate or discontinue this Plan and may amend the terms and conditions of any Option granted hereunder, subject to (a) any required approval of any applicable regulatory authority or the Exchanges, and (b) approval of shareholders of the Company as required by the rules of the Exchanges or applicable law provided that shareholder approval shall not be required for the following amendments and the Board may make any changes which may include but are not limited to:

(a)	amendments of a "housekeeping" nature;

(b)	any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

(c)	an amendment which is necessary to comply with applicable law or the requirements of any stock exchange on which the Shares are listed;

(d)	amendments respecting administration and eligibility for participation under the Plan;

(e)	changes to the terms and conditions on which Options may be or have been granted pursuant to the Plan including changed to the vesting provisions of any Options;

(f)	change the termination provisions of an Option or the Plan which does entail an extension beyond the original expiry date of the Option or the Plan for a Participant who is not an Insider;

(g)	reduce the exercise price of an Option for a Participant who is not an Insider;

(h)	remove or change any restriction or condition attached to a Common Share;

(i)
implement a cashless exercise feature, payable in cash or securities, provided that such feature provides for a full deduction of the number of Common Shares from the number of Common Shares reserved under the Plan; and

(j)	make any other amendments of a non-material nature which are approved by the Exchanges.

All other amendments, modifications or changes shall only be effective upon such amendment, modification or change being approved by the shareholders of the Company in a manner similar to the approval contemplated by section 8.01 of the Plan. Any amendment, modification or change of any provision of the Plan shall be subject to approval, if required, by any regulatory body having jurisdiction.

Section 8.03 Termination of the Plan: The Plan may be terminated at any time by the Board. Notwithstanding the termination of the Plan, any Option outstanding under the Plan at the time of termination shall remain in effect until such Option has been exercised, has expired, has been surrendered to the Company or has been terminated or restrictions or conditions on Common Shares are removed or fulfilled.

ARTICLE 9 MISCELLANEOUS PROVISIONS

Section 9.01 Non-Assignable: No rights under the Plan and no Option awarded pursuant to the provisions of the Plan are assignable or transferable by any Participant other than pursuant to a will or by the laws of descent and distribution.

Section 9.02 Rights as a Shareholder: No Optionee shall have any rights as a shareholder of the Company with respect to any Common Shares which are the subject of an Option. No Optionee shall be entitled to receive, and no adjustment shall be made for, any dividends, distributions or other rights declared for shareholders of the Company for which the record date is prior to the date of exercise of any Option.

Section 9.03 Restriction on Issuance of Shares: No Common Shares shall be issued if the Company is not a listed issuer on either of the Exchanges, or at a time when it is unlawful to fix the price for such Common Shares.

Section 9.04 Black-Out Policy Restrictions: Options shall be subject to the Company's insider trading policy as may be in effect from time to time, including any Black-Out Period, trading prohibition or requirement to obtain mandatory pre-clearance of a transaction.

Section 9.05 No Contract of Employment: Nothing contained in the Plan shall confer or be deemed to confer upon any Participant the right to continue in the employment of the Company or any subsidiary of the Company nor interfere or be deemed to interfere in any way with any right of the Company or any subsidiary of the Company to discharge any Participant at any time for any reason whatsoever, with or without cause.

Section 9.06 Necessary Approvals: The obligation or ability of the Company to grant any Option pursuant to the Plan and to issue, sell and deliver any Common Shares on the exercise of an Option or issue Common Shares is subject to the approval of any governmental authority or regulatory body required in connection with the grant of such Option or the issue, sale and delivery of such Common Shares by the Company. Any Options granted prior to the Company's receipt of such required approvals shall be conditional upon such approval being given and no Options may be exercised or Common Shares delivered to the recipient unless such approval has been given.

In the event that any Common Shares cannot be issued to any Optionee pursuant to the exercise of an Option for any reason whatsoever including, without limiting the generality of the foregoing, the failure to obtain any required approval, then the obligation of the Company to issue such Common Shares shall terminate and any money paid to the Company in connection with the exercise of such Option shall be returned to the Optionee without interest or deduction. In the event any Common Shares cannot be delivered pursuant to a grant of such shares for any reason whatsoever including, without limiting the generality of the foregoing, the failure to obtain any required approval, then the Company shall not be obliged to deliver the Common Shares and the recipient of the grant shall have no rights in respect thereof.

Section 9.07 No Representation or Warranty: The Company makes no representation or warranty as to the value of any Option granted pursuant to the Plan or as the future value of any Common Shares issued pursuant to the exercise of any Option.

Section 9.08 Compliance with Applicable Law: If any provision of the Plan or any Option contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction, then such provision shall be deemed to be amended to the extent necessary to bring such provision into compliance therewith.

Section 9.09 Applicable Law: The Plan and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of British Columbia.

Plan approved by the Board effective _______________, 2018.

Effective date of Plan: _________________, 2018.

EXHIBIT “B”
MANDATE OF THE BOARD OF DIRECTORS
OF
NOBILIS HEALTH CORP.

MANDATE OF THE BOARD OF DIRECTORS This mandate is based largely on National Policy 58-201 - Corporate Governance Guidelines (the “Policy”).
The purpose of this mandate is to set out the mandate and responsibilities of the board of directors of Nobilis Health Corp. (the “Issuer”).
Composition

The board of directors shall be constituted with a majority of individuals who qualify as “independent directors” as defined in Multilateral Instrument 52-110 - Audit Committees.

Responsibilities of the Board of Directors

The board of directors is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

(i)
adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer’s business and investments;

(ii)
to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and Chief Financial Officer of the Issuer and Northstar Healthcare Acquisitions, L.L.C. (collectively, “Management”) and that such officers create a culture of integrity throughout the organization;

(iii)	the identification of the principal risks of the Issuer’s business and ensuring the implementation of appropriate systems to manage these risks;

(iv)	ensuring that the Issuer complies with all applicable laws and legal requirements;

(v)	succession planning;

(vi)
adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the board deems appropriate;

(vii)	ensuring the integrity of the Issuer’s internal control and management information systems;

(viii)	establishing and maintaining a standing audit committee of the board of directors (the “Audit Committee”);

(ix)	reviewing and reassessing the adequacy of the terms of reference of the Audit Committee at such intervals or times as the board deems appropriate;

(x)	receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

(xi)	developing the Issuer’s approach to governance, including developing a set of governance principles and guidelines that are specifically applicable to the Issuer;

(xii)	implementing a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors;

(xiii)	implementing a process for examining the size of the board of directors and undertaking, where appropriate, a program to establish a board size which facilitates effective decision-making;

(xiv)
implementing a process for reviewing the adequacy and form of compensation of directors and ensuring that compensation realistically reflects the responsibilities and risk involved in being a director;

(xv)
meeting regularly with Management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer’s business and investments, Management concerns and any areas of concern involving the Issuer; and

(xvi)	meeting regularly without Management.
While the board of directors is called upon to “manage” the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to Management. The board of directors is responsible for the on-going strategic planning process of the Issuer, approving the goals of the business and the strategies and policies within which it is managed, and then stepping back and evaluating Management’s performance. Reciprocally, Management keeps the board of directors fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the board of directors in a timely and candid manner.
It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.
In addition, directors are expected to carry out their duties in accordance with policies adopted by the board of directors from time to time, the current policy being annexed hereto as Appendix A.
It is expected that Management will co-operate in all ways to facilitate compliance by the board of directors with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the board of directors that may affect such compliance.

Responsibilities of Chair

The role and responsibilities of the Chair of the board of directors are set out below:

(i)	the Chair shall be expected to attend and chair meetings of the board of directors of the Issuer and shareholders of the Issuer;

(ii)	the Chair shall be an independent director;

(iii)
the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

(iv)
the Chair shall provide direction with respect to the dates and frequencies of board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer to prepare board meeting agendas;

(v)	the Chair shall ensure that the board understands the boundaries between board and management responsibilities; and

(vi)
the Chair shall ensure that the board of directors carries out its responsibilities effectively, which will involve the board meeting on a regular basis without management present and may involve assigning responsibility for administering the board’s relationship with management to a committee of the board.

Decisions Requiring Prior Approval of the Board of Directors

Approval of the board of directors shall be required for:

(i)	dividends;

(ii)	significant acquisitions/dispositions;

(iii)	related party transactions;

(iv)	the public dissemination of any financial information;

(v)	the issuance or repurchase of securities of the Issuer;

(vi)	the terms of reference of committees of the board; and

(vii)	any other matter that would give rise to a “material change” to the Issuer.

In considering related party transactions, when appropriate, the board of directors will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

The board of directors will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. Unless otherwise set by the directors, a quorum for the meetings shall be three directors. From time to time directors may be asked to participate in board retreats which may last one to three days.

Meeting Guidelines

Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. Management will be made accessible to directors at board meetings and committee meetings to fulfill their obligations.

Remuneration

Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.
While it is the intent of the board of directors to follow an agreed meeting schedule as closely as possible, it is felt that, from time to time, with respect to time sensitive matters telephone board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

Management shall be required to report to the board of directors at the request of the board on the performance of the Issuer, new and proposed initiatives, the Issuer’s business and investments, management concerns and any other matter the board or its Chair may deem appropriate. In addition, the board expects Management to promptly report to the Chair of the board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.
EXHIBIT “C”
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The corporate governance practices of Nobilis Health Corp. (“Nobilis” or the “Company”) meet or exceed the standards set out in the Canadian Securities Administrators’ National Instrument 52-109, Canadian Securities Administrators’ National Instrument 52-110 and the corporate governance standards and disclosure requirements in Canadian Securities Administrators’ National Policy 58-201 and National Instrument 58-101. The following Statement of Corporate Governance Practices highlights various elements of Nobilis’s corporate governance program.

The Board of Directors of the Company (the “Board”) is responsible for the stewardship of Nobilis and for the supervision of the management of the business and affairs of Nobilis. To meet its corporate governance responsibilities, the Board has adopted Corporate Governance Practices, set out below, that it believes benefit all stakeholders. The Board reviews these practices annually to ensure that they reflect the most current and appropriate governance standards for the Company.

Board of Directors
Disclose the identity of directors who are independent.
Disclose the identity of directors who are not independent, and describe the basis for that determination.
Disclose whether or not a majority of directors are independent. If a majority of directors are not independent, describe what the Board of directors (the Board) does to facilitate its exercise of independent judgement in carrying out its responsibilities.

The Board annually reviews the independence of the directors. The Board reviews the directors’ employment status, other board memberships, shareholdings and business relationships to determine whether there are any relationships which might interfere with a director’s ability to make an independent judgment.

The Board has determined that all of the current members of the Board, other than Harry Fleming and Donald Kramer, are independent under applicable securities laws.

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.
This information is contained under the heading “Matters to be Considered at the Meeting - Election of Directors” and includes the committees on which they serve.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the Board does to facilitate open and candid discussion among its independent directors.

Each meeting of the Board and of its committees is followed by the opportunity for an in camera meeting that management does not attend. The Board regularly takes advantage of such opportunities to conduct in camera meetings without the attendance of management. The Board also holds meetings at which members of management are not in attendance. There are two non-independent directors.

Disclose whether or not the chair of the Board is an independent director. If the Board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the Board has neither a chair that is independent nor a lead director that is independent, describe what the Board does to provide leadership for its independent directors.

The positions of the Chair and the Chief Executive Officer are held by the same person, Harry Fleming. The Chair, Harry Fleming, is not an independent director and his mandate provides that he is accountable for ensuring that the Board carries out its responsibilities effectively and is able to carry out its duties to supervise the management of the business and affairs of the Issuer. The Chair’s principal responsibilities include providing leadership to the Board, advising and counselling management, promoting the flow of information amongst the members of the Board and generally managing the affairs of the Board.

Disclose the attendance record of each director for all Board meetings held since the beginning of the issuer’s most recently completed financial year.
This information is contained under the heading “Matters to be Considered at the Meeting - Election of Directors”.

Board Mandate Disclose the text of the Board’s written mandate. If the Board does not have a written mandate, describe how the Board delineates its role and responsibilities.

The mandate of the Board is attached as Exhibit “B” to this Circular.

Position Description
Disclose whether or not the Board has developed written position descriptions for the chair and the chair of each Board committee. If the Board has not developed written position descriptions for the chair and/or the chair of each Board committee, briefly describe how the Board delineates the role and responsibilities of each such position.
Disclose whether or not the Board and CEO have developed a written position description for the CEO. If the Board and CEO have not developed such a position description, briefly describe how the Board delineates the role and responsibilities of the CEO.

The Board has developed position descriptions outlining the accountabilities for the Chairman of the Board, the Chair of each committee and the Chief Executive Officer. The position descriptions are reviewed on an annual basis and can be viewed upon request by contacting the Company’s Corporate Secretary and Chief Financial Officer.

Orientation and Continuing Education
Briefly describe what measures the Board takes to orient new directors regarding:
the role of the Board, its committees and its directors, and the nature and operation of the issuer’s business.

The Board is responsible for developing and implementing, on recommendation of the Nominating and Corporate Governance Committee, a comprehensive orientation program for new directors. The Nominating and Corporate Governance Committee develops the orientation programs with a goal of assisting new directors in understanding: (a) the role of the Board and its committees; (b) the contribution individual directors are expected to make (including the commitment of time and energy that the Company expects from its directors); and (c) the nature and operation of the Company’s business.

Briefly describe what measures, if any, the Board takes to provide continuing education for its directors. If the Board does not provide continuing education, describe how the Board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as Directors.

The Nominating and Corporate Governance Committee’s continuing education program assists directors to maintain or enhance their skills and abilities as directors and in ensuring that their knowledge and understanding of the Company’s business remains current. In addition to encouraging its directors to attend industry conferences, the Nominating and Corporate Governance Committee encourages board members to attend board education seminars.

Ethical Business Conduct
Disclose whether or not the Board has adopted a written code for the directors, officers and employees. If the Board has adopted a written code:
disclose how a person or company may obtain a copy of the code:

Nobilis has a strong commitment to the conduct of business in a lawful and ethical manner. The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) for directors, officers and employees which are available at www.SEDAR.com.

describe how the Board monitors compliance with its code, or if the Board does not monitor compliance, explain whether and how the Board satisfies itself regarding compliance with its code:
The Code is given to all of the Company’s employees and such employees undertake in writing to abide by the Code on an annual basis. The Code sets out compliance and reporting procedures and provides for the confidential reporting of good faith concerns about any violation of the Code or related policies and guidelines. Any waiver of the Code for directors, managers or executive officers may be made only by the directors (or a committee of the Board) and will be promptly disclosed as required by law or stock exchange regulation.

provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code:

No departures from the Code by a director or executive officer have been permitted by the Board; accordingly, no material change reports that pertain to any conduct of a director or executive officer has been needed or filed.

Describe any steps the Board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.

Conflicts of interest are prohibited as a matter of policy, except as may be approved by the Board. If a director is unsure whether he or she has a conflict of interest, he or she should consult with the Nominating and Corporate Governance Committee. Any director, manager, officer or employee of the Company or its subsidiaries who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor or department head and consult the procedures set out in the Code under the heading “Compliance Procedures”.

Describe any other steps the Board takes to encourage and promote a culture of ethical business conduct.
The Code, the mandate of the Board, as well as a number of other policies implemented by Nobilis, including insider trading and whistle blowing policies, serve to promote and encourage a culture of ethical business conduct within Nobilis.

Nomination of Directors
Describe the process by which the Board identifies new candidates for Board nomination.
Disclose whether or not the Board has a nominating committee composed entirely of independent directors. If the Board does not have a nominating committee composed entirely of independent directors, describe what steps the Board takes to encourage an objective nomination process.
If the Board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee, composed solely of independent directors, has the responsibility of identifying individuals qualified to become new directors of the Company and recommending to the Board the directors to be nominated for election at annual meetings of shareholders.

In evaluating the competencies and skills of potential new directors, the Nominating and Corporate Governance Committee considers: (a) the competencies and skills the Board, as a whole, should possess; (b) the competencies and skills each existing director possesses; and (c) the experience and skills each new nominee would bring to the Board.

Further information regarding the Nominating and Corporate Governance Committee’s responsibilities, powers and operations is set out below, under the headings “Compensation” and “Assessments”.

Compensation Describe the processes by which the Board determines the compensation for the issuer’s directors and officers.
The Board, with the assistance of the Compensation Committee and independent external advisors, if any, is responsible for reviewing management and director compensation to ensure that it meets the objective of properly aligning the interests of management and directors with the long-term interests of the Company.

The Board approves the compensation of the Chief Executive Officer and considers recommendations of the Chief Executive Officer with respect to the compensation of other members of senior management. The Board has directed the Compensation Committee to consider matters related to executive compensation and to report and make recommendations to the Board with respect to such matters. Further information on this issue is contained under the heading “Statement of Executive Compensation”.

Disclose whether or not the Board has a compensation committee composed entirely of independent directors. If the Board does not have a compensation committee composed entirely of independent directors, describe what steps the Board takes to ensure an objective process for determining such compensation.
If the Board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The Compensation Committee, composed entirely of independent directors, assists the Board in its oversight of executive and director compensation and undertakes the responsibility for: (a) reviewing and making recommendations to the Board with respect to compensation of the Chief Executive Officer; (b) making recommendations to the Board with respect to non-CEO officer compensation, incentive compensation plans and equity-based plans; and (c) reviewing Nobilis’s compensation disclosure in public documents and preparing the annual report on executive compensation for inclusion in the Company’s information circulars.

If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform other work for the issuer, state that fact and briefly describe the nature of the work.

During 2017, the Board did not engage a compensation consultant to assist in determining compensation for any of the issuer’s directors and officers.

Other Board Committees-If the Board has other standing committees, other than audit, compensation and nominating committees, identify the committees and describe their function.
The Board maintains one other standing committees: the Compliance Committee. The primary purposes of our Compliance Committee are to (i) assist the Board in fulfilling its responsibilities relating to our regulatory compliance activities and (ii) monitor and evaluate our compliance with all federal, state and local regulatory requirements to which we are subject; provided, however, that the Compliance Committee is not responsible for obligations relating to compliance with tax and securities-related laws, rules or regulations, which remain the responsibility of the Audit Committee.

Assessment-Disclose whether or not the Board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the Board satisfies itself that the Board, its committees, and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is charged with developing and recommending to the Board a process for reviewing the performance and effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors on an annual basis. Each of the Board as a whole, and each standing Committee, is to review performance and effectiveness annually in accordance with the applicable charters. These assessments are completed on an annual basis.

Additional Corporate Governance Practices
Director Share Ownership

The Board has adopted a policy encouraging all of Nobilis’s directors to purchase and hold securities of Nobilis.

Majority Voting Policy

The Board has adopted a majority voting policy to ensure that each member of the Board carries the confidence and support of the shareholders (the “Policy”). In an uncontested election of directors of Nobilis to which the Policy applies, each director should be elected by the vote of a majority of the Common Shares represented in person or by proxy at the shareholders meeting convened for such election of directors. If any nominee for director receives a greater number of votes “withheld” from his or her election than votes “for” such election, the Policy requires that such director promptly tenders his or her resignation to the Board following the meeting, to be effective upon acceptance by the Board. In such a case, the Nominating and Corporate Governance Committee will review the circumstances of the election and make a recommendation to the Board as to whether or not to accept the tendered resignation. Any director who has tendered his or her resignation may not participate in the deliberations of the Nominating and Corporate Governance Committee or the Board. The Board must accept the tendered resignation, except in situations where exceptional circumstances would warrant the director to continue to serve on the Board, as soon as reasonably possible and in any event within 90 days of the election and announce its decision through a press release.

Subject to any corporate law restrictions or requirements, if a resignation is accepted, the Board may leave the resulting vacancy unfilled until the next annual meeting of Shareholders. Alternatively, it may fill any resulting vacancy through the appointment of a new director whom the Board considers to merit the confidence of the Shareholders, or it may call a special meeting of shareholders at which there will be presented a management nominee or nominees to fill the vacant position or positions. The Policy does not apply in circumstances involving contested director elections.

Term Limits

Industry and institutional knowledge along with commitment and expertise are vital to the successful functioning of the Board. Given the nature and size of the Company’s business and its industry, the Board has determined that while it is committed to fostering diversity among Board members, it would be unduly restrictive and not in the best interest of the Company to adopt specific director term limits since term limits run the risk of acting as a substitute for proper board self-assessment and renewal. The Company has found that having long standing directors on its Board does not negatively impact Board effectiveness, and instead contributes to boardroom dynamics such that the Company has for many years had a consistently high performing Board and the imposition of director term limits on a board implicitly discounts the value of experience and continuity amongst Board members and runs the risk of excluding experienced and potentially valuable Board members as a result of an arbitrary determination. Diversity and Board renewal will be supported through the other mechanisms designed to address the needs of the Company (as described below under the heading “Diversity and Representation of Women”) and not through the imposition of term limits on directors.

Diversity and Representation of Women

The Company is committed to diversity and inclusion at all levels in the workplace and on the Board. This includes a commitment to ensuring there are no systemic barriers or biases in the Company’s policies, procedures and practices. The Company believes that diversity, including gender diversity, is an important consideration for any Board or senior management appointment. However, the Company has not adopted a written policy or implemented specific targets or quotas for gender or other diversity representation as, due to the small size of the Board and senior management, the Company needs to consider a balance of criteria in each individual appointment to ensure that the overall composition of the Board and senior management meets the needs of the Company and Shareholders. While gender diversity is one of the primary criteria, the Company does not believe that any Board nominee or senior manager should be chosen nor excluded solely or largely because gender. Rather, the merits of the candidate and the needs of the Company at the relevant time are also critically important.

As of the date of this Circular, there is one (1) woman on the Board and one of Company’s (and its principal subsidiaries) executive officers is a woman.

Communication Policies

To facilitate and foster relations with shareholders and stakeholders, the Company has established policies relating to the treatment and disclosure of information about Nobilis on a timely, accurate, understandable and broadly disseminated basis. Information relating to Nobilis is reviewed by senior management and others as required, for a determination of materiality and, if appropriate, public disclosure. Nobilis has reviewed its disclosure policies and practices to ensure full, fair and timely disclosure of information. Nobilis communicates with individual shareholders, institutional investors and financial analysts through its senior management, who provide an information report at each Board meeting on share performance, issues raised by shareholders and analysts, Nobilis’s institutional shareholder base and a summary of recent investor relations activities.

Communication with the Board
Shareholders may communicate with our Board by writing to Nobilis Health Corp., 11700 Katy Freeway, Suite 300, Houston, Texas, United States 77079, Attention: Corporate Secretary. All correspondence will be forwarded to the Chairman, except for mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Shareholders wishing to recommend candidates for the Board may communicate with the Nominating and Corporate Governance Committee at the same address.
Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Steve Ozonian, Michael Nichols and Tom Foster, each of whom satisfies the independence requirements under NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairman of our Audit Committee is Mr. Ozonian. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Audit Committee requirements. In arriving at this determination, our Board of Directors has examined each Audit Committee member’s scope of experience. The Board of Directors of the Company has determined that Mr. Ozonian is considered an audit committee financial expert as defined by Item 407 of Regulation S-K.
The Board has adopted a Charter for the Audit Committee which sets out the Committee’s mandate, organization, powers and responsibilities. A copy of the Audit Committee charter can be found on our website at www.nobilishealth.com. Our Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE American. During the fiscal year ended December 31, 2017, the Audit Committee met four times.

Nobilis Health Corp.

Appointment of Proxyholder

I/We, being holder(s) of common shares of (the "**Company**"), hereby appoint: David Young, Chief Financial Officer, or, failing him, Ken Efird, President OR

____

Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxy sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Corporation to be held at 10:00 a.m. (Houston Time) on June 28, 2018 at the Company's offices at 11700 Katy Freeway, Houston, Texas 77079, in Houston, Texas (the "Meeting"), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

The Board of Directors of the Corporation recommends voting FOR all of the following resolutions. Please use a dark black pencil or pen.

	FOR	*AGAINST*	*WITHHOLD*
1. Appointment of Auditors Appointment of Crowe Horwath LLP as Auditors	☐		☐
2. Set the Number of Directors Set the number of directors at five (5)	☐	☐	
3. Election of Directors			
1. Harry Fleming	☐		☐
2. Steve Ozonian	☐		☐
3. Tom Foster	☐		☐
4. Neil Badlani, M.D.	☐		☐
5. Susan Watt.	☐		☐
4. Ratification of Second Amended Stock Option Plan Approve the Second Amended Stock Option Plan Resolution, the full text of which is set forth in the management information circular.	☐	☐	

Under applicable Canadian and United States Securities Law, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below. You may also complete an online form at: https://ca.astfinancial.com/financialstatements and input code 5096A.

- ❑ I would like to receive quarterly financial statements
- ❑ I would like to receive annual financial statements
- ❑ I would like to receive future mailings by email at ____________________

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted FOR a matter by Management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

____________________________ ____________________

Signature(s) Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions.

TO BE VALID, this proxy must be received no later than 10:00 a.m. (Houston time) on June 26, 2018 or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjourned or postponed Meeting.

Proxy Form – Annual and Special Meeting of Shareholders of Nobilis Health Corp. to be held on June 28, 2018 at the Corporation's offices at 11700 Katy Freeway, Houston, Texas 77079, in Houston, Texas at 10:00 a.m. (Houston time) and any postponement or adjournment thereof (the "Meeting")

Notes to Proxy

1. **Every shareholder has the right to appoint a person or company of their choice other than the persons designated in this proxy, who need not be a shareholder, to attend and act on their behalf at the Meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of such person in the blank space provided.**

2. This form of proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, this form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized. When signing in a fiduciary or representative capacity, please give full title as such. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If this proxy is not dated, it will be deemed to bear the date on which it was mailed by or on behalf of Management.

3. **In many cases, common shares beneficially owned by a holder (a "Non-Registered Holder") are registered in the name of a securities dealer or broker or other intermediary or a depositary. Non-Registered Holders should, in particular, review the section entitled "How do I vote if I am a non-registered Shareholder?" in the Management Information Circular of the Corporation dated April 30, 2018 and carefully follow the instructions of their intermediaries.**

4. **The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, however, if such direction is not made in respect of any matter, this proxy will be voted FOR such matter.**

5. If any amendments or variations to matters identified in the notice of annual meeting are proposed at the Meeting or any postponement or adjournment thereof, or if any other matters properly come before the Meeting or any postponement or adjournment thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Meeting or any postponement or adjournment thereof.

6. Reference is made to the Management Information Circular of the Corporation dated April 30, 2018 for further information regarding the completion and use of this proxy and other information pertaining to the Meeting. This proxy should be read in conjunction with the documentation provided by Management.

This proxy is solicited by and on behalf of Management of the Corporation.

How to Vote

MAIL, FAX or EMAIL

- Complete and return your signed proxy in the envelope provided or send to:

  AST Trust Company (Canada)
  P.O. Box 721
  Agincourt, ON M1S 0A1

- You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com

An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada).

All proxies must be received not later than 10:00 p.m. (Houston time) on June 26, 2018, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjourned or postponed Meeting.